Smith Barney
Series Fund

Prospectus dated    April 29, 1997

Smith Barney Series Fund (the "Fund") is a diversified, open-end management investment company -- a mutual fund-- with ten portfolios (the "Portfolios"), each with separate goals and investment policies:

The Appreciation Portfolio's goal is long-term appreciation of capital. This Portfolio invests primarily in equity securities.

The Diversified Strategic Income Portfolio's goal is high current income. This Portfolio invests primarily in three types of fixed-income securities -- U.S. government and mortgage-related securities, foreign government bonds and corporate bonds rated below investment grade.

The Emerging Growth Portfolio's goal is to provide capital appreciation. This Portfolio invests primarily in common stocks of small and medium-sized companies, both domestic and foreign, considered to be emerging growth companies by its investment adviser.

The Equity Income Portfolio's primary goal is current income, with a secondary goal of long-term capital appreciation. This Portfolio invests primarily in dividend-paying common stocks, concentrating in securities of companies in the utility industry.

The Equity Index Portfolio's goal is to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks, as measured by the Standard & Poor's Daily Price Index of 500 Common Stocks (the "S&P 500"). This Portfolio invests in the common stocks of companies represented in the S&P 500.

The Growth & Income Portfolio's goal is income and long-term capital growth. This Portfolio invests primarily in dividend-paying equity securities meeting certain specified investment criteria.

The Intermediate High Grade Portfolio's goal is to provide as high a level of current income as is consistent with the protection of capital. This Portfolio invests in high-quality intermediate-term U.S. government securities and corporate bonds of U.S. issuers.

The International Equity Portfolio's goal is to provide total return on its assets from growth of capital and income. This Portfolio invests in a diversified portfolio of equity securities of established non-United States issuers.

The Money Market Portfolio's goal is maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity. This Portfolio invests in high-quality short-term money market instruments.

The Total Return Portfolio's goal is to provide shareholders with total return, consisting of long-term capital appreciation and income. This Portfolio invests primarily in a diversified portfolio of dividend-paying common stocks.

There can be no guarantee that the Portfolios' goals will be achieved because any investment involves risks. An investment in the Money Market Portfolio is neither insured nor guaranteed by the United States government. Although the Money Market Portfolio will seek to maintain a stable net asset value of $1.00 per share, there can be no assurance that the Portfolio will be able to do so. Discussions of the investments each Portfolio will make, and their related risks, are found in the sections of this Prospectus entitled "Investment Goals and Policies of the Portfolios," "Additional Investments" and "Special Considerations" and in the Appendix to this Prospectus.

This Prospectus sets forth certain information that you should know about the Fund and each of the Portfolios before investing, and should be retained for future reference. Additional information about the Fund and the Portfolios has been filed with the Securities and Exchange Commission (the "SEC") in a
document entitled "Statement of Additional Information," dated    April 29,
1997,     as amended or supplemented from time to time, which is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth below or by contacting a Smith Barney Financial Consultant.

The Fund is responsible only for statements that are included in this Prospectus, the Statement of Additional Information or in authorized sales material. The Statement of Additional Information is incorporated by reference into this Prospectus in its entirety. You cannot buy shares of the Fund directly. You can invest in the Fund by buying separate accounts which fund certain variable annuity and variable life insurance contracts (each referred to herein as a "Contract") offered by designated insurance companies.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS OF THE CONTRACT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Smith Barney Series Fund
388 Greenwich Street
New York, New York 10013

Contract Owner Inquiries:    (800) 451-2010


Contents

Synopsis
3

Expenses of the
Portfolios
5

Investment Goals and Policies of the
Portfolios
11

Additional
Investments
17

Certain Investment
Guidelines
19

Special Considerations and Risk
Factors
19

Portfolio
Transactions
24

Net Asset
Value
24

How to Use the
Fund
25

Dividends and
Taxes
25

Management of the
Fund
27

Portfolio
Management
28

Custodian and Transfer
Agent
29

Distributor
29

Additional
Information
29

The Portfolios'
Performance
30

Appendix
31



Synopsis
The Fund

The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which currently offers a selection of ten Portfolios. See "Investment Goals and Policies of the Portfolios" and "Additional Information."

Management

The organizations that perform services for the Fund are listed below and are described more fully under "Management of the Fund."

Name
Service




Smith Barney Mutual Funds
Management Inc.
    ("SBMFM")
Investment Adviser to the Money Market
Portfolio, the Intermediate High Grade
Portfolio, the Diversified Strategic
Income Portfolio, the Equity Income
Portfolio, the Growth & Income
Portfolio, the Appreciation Portfolio,
the Total Return Portfolio and the
International Equity Portfolio and
Administrator to each Portfolio


Davis Skaggs Investment Management,
     a division of SBMFM ("Davis
Skaggs")
Investment Adviser to the Total Return
Portfolio




Smith Barney Global Capital
Management, Inc.
     ("Global Capital Management")
Sub-Investment Adviser to the
Diversified Strategic Income Portfolio




Travelers Investment Management
Company
    ("TIMCO")
Investment Adviser to the Equity Index
Portfolio




Van Kampen American Capital  Asset
    Management, Inc. ("VKAC")
Investment Adviser to the Emerging
Growth Portfolio




Smith Barney Inc. ("Smith Barney")
Distributor




PNC Bank, National Association
("PNC")
Custodian to all Portfolios except
International Equity Portfolio and
Diversified Strategic Income Portfolio




The Chase Manhattan Bank ("Chase")
Custodian to International Equity
Portfolio and Diversified Strategic
Income Portfolio




First Data Investor Services Group,
Inc.
    (the "Transfer Agent")

Transfer and Dividend Paying Agent


The Portfolios pay their respective Investment Advisers an aggregate fee at an annual percentage of the value of the relevant Portfolio's average net assets as follows: Appreciation Portfolio - 0.55%; Diversified Strategic Income Portfolio - 0.45%; Emerging Growth Portfolio - 0.75%.; Equity Income Portfolio
- 0.45%; Equity Index Portfolio -    0.15%    ; Growth & Income Portfolio
- 0.45%; Intermediate High Grade Portfolio - 0.40%; International Equity Portfolio - 0.85%; Money Market Portfolio - 0.30%; and Total Return Portfolio
- 0.55%. Global Capital Management, as Sub-Investment Adviser to the Diversified Strategic Income Portfolio, is paid a fee by SBMFM, the Portfolio's Investment Adviser, at the annual percentage of 0.15% of the value of the Portfolio's average net assets. SBMFM, as Administrator of the Portfolios, is paid a fee at the annual percentage of 0.20% of the value of
each Portfolio's average net assets   , except with respect to the Equity
Index Portfolio, for which it is paid a fee at an annual percentage of
0.06% of the value of the Portfolio's average net assets    . The management
fees paid by the Appreciation, Total Return, International Equity and Emerging Growth Portfolios are higher than those fees paid by most other investment companies, but not necessarily higher than those paid by funds with similar investment objectives and policies. See "Management of the Fund."

Buying Shares

Shares of the Fund are offered only to Contract owners as set forth in the specific Contract. Typically a Contract owner can direct the allocation of part or all of his or her net purchase payment to one or more of the ten Portfolios of the Fund. In the future, the Fund may establish additional portfolios. See "How to Use the Fund."

Redeeming Shares

Shares may be redeemed as described in the applicable Contract prospectus. See "How to Use the Fund."




Special Considerations

Investors in the Fund should be aware of the following general observations:
The market value of fixed-income securities, which constitute a major part of the investments of several Portfolios, may vary inversely in response to changes in prevailing interest rates. The non-publicly traded and illiquid securities, and the floating and variable rate demand notes, which certain Portfolios may hold, may have to be sold at lower prices, or may remain unsold, when the Portfolios desire to dispose of them. The mortgage-related securities, including government stripped mortgage-backed securities, in which certain Portfolios may invest, are sensitive to changes in interest rates and to prepayment of the mortgages. The foreign securities, including securities of developing countries, in which several Portfolios may invest, may be subject to certain risks in addition to those inherent in U.S. investments. The unrated, medium- and lower-rated securities and the securities of unseasoned issuers that certain Portfolios may hold, some of which have speculative characteristics, may be subject to greater market fluctuation and risk of loss of income or principal than higher-rated securities. Emerging growth companies, such as those in which the Emerging Growth Portfolio may invest, may involve certain special risks. Emerging growth companies often have limited product lines, markets, or financial resources, and may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. The Equity Income Portfolio's concentration policy may involve greater risk and market fluctuation than if it invested in a broader range of securities. One or more Portfolios may make certain investments and employ certain investment techniques that involve other risks, including entering into repurchase agreements, lending portfolio securities and entering into futures contracts and related options as hedges. These risks and those associated with when-issued and delayed-delivery transactions, put and call options, covered option writing, short sales against the box, forward roll transactions, currency exchange transactions, options on foreign currencies, interest rate and other hedging transactions and reverse repurchase agreements, are described under "Investment Goals and Policies of the Portfolios," "Special Considerations and Risk Factors" and in the Appendix to this Prospectus.

Expenses of the Portfolios

Each Portfolio will bear its own expenses. Operating expenses for each Portfolio generally will consist of all costs not specifically borne by its Investment Adviser, Sub-Investment Adviser and Administrator or the Fund's distributor, including organizational costs, investment advisory and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. From time to time the Investment Adviser, the Sub-Investment Adviser and/or the Administrator of a Portfolio may waive all or a portion of the fees payable to it by the Portfolio, thereby reducing the expenses of the Portfolio. A detailed description of the expenses involved in investing in a Contract and the Portfolios is included in the Contract prospectus.

Financial Highlights

The following information for the fiscal years ended December 31, 1996 and 1995 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1996. The information with respect to the fiscal years ended December 31, 1994, 1993, 1992 and 1991, respectively, has been audited by other auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1994. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

Financial Highlights

For a share of beneficial interest outstanding throughout each period:

MONEY MARKET
PORTFOLIO		1996	1995	1994	1993	1992	1991(1)

Net Asset Value,
Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Income From Operations:

Net investment income(2)	0.047	0.052	0.035	0.023	0.027	0.005

Dividends from net investment
income			(0.047)	(0.052)	(0.035)	(0.023)	(0.027)	(0.005)

Net Asset Value, End of
Year			$1.000	$1.000	$1.000	$1.000	$1.000	$1.000

Total  Return		4.80%	5.31%	3.56%	2.37%	2.75%	0.53%

Net Assets, End of Year
(000's)			$5,888	$5,653	$7,141	$3,703	$2,108	$803

Ratios to Average Net Assets:

Expenses(2)		0.75%	0.75%	0.75%	0.75%	0.75%	0.65%

Net investment income	4.70	5.19	3.65	2.34	2.79	3.35


INTERMEDIATE HIGH GRADE
PORTFOLIO		1996	1995	1994	1993	1992	1991(1)

Net Asset Value,
Beginning of Year	$10.60	$9.66	$10.69	$10.29	$10.24	$10.00

Income (Loss) From Operations:

Net investment income(2)	0.71	0.66	0.61	0.55	0.45	0.03

Net realized and
unrealized gain (loss)	(0.53)	1.00	(0.94)	0.26	0.08	0.21

Total Income (Loss)
From Operations		0.18	1.66	(0.33)	0.81	0.53	0.24

Less Distributions From:

Net investment income	(0.08)	(0.72)	(0.61)	(0.36)	(0.48)

Net realized gains on
security transactions		(0.09)	(0.05)

Total Distributions	(0.08)	(0.72)	(0.70)	(0.41)	(0.48)

Net Asset Value, End of
Year			$10.70	$10.60	$9.66	$10.69	$10.29	$10.24

Total Return		1.69%	17.76%	(3.05)%	8.00%	5.28%	2.40%

Net Assets, End of Year
(000's)			$14,736	$16,152	$13,280	$9,859	$3,621	$697

Ratios to Average Net Assets:

Expenses(2)		0.90%	0.86%	0.85%	0.85%	0.85%	0.80%

Net investment income	6.35	6.63	6.57	5.25	4.75	4.49

Portfolio turnover rate	116%	121%	90%	139%	124%

(1)	For the period from October 16, 1991 (commencement of operations) to
December 31, 1991.
(2)	For the Money Market Portfolio, the Investment Adviser waived all or part of its fees for the five-year period ended December 31, 1996 and the period ended December 31, 1991.  In  addition, for the Intermediate High
Grade Portfolio, the Investment Adviser waived all or part of its fees for the five-year period ended December 31, 1996 and the period ended December
31, 1991.  For the Money Market Portfolio, IDS Life also reimbursed expenses of  $16,616, $17,889, $14,624 and $5,862 for the three-year period ended December 31, 1994 and the period ended December 31, 1991.  In addition, for the Intermediate High Grade Portfolio, IDS Life reimbursed expenses of $3,006, $12,616, $16,459, $15,865 and $5,726 for the four-year period ended December 31, 1995 and the period ended December 31, 1991.  If such fees had not been waived and expenses reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

		Per Share Decreases to
		Net Investment Income

Portfolio		1996	1995	1994	1993 	1992	1991

Money  Market	$0.005	$0.005	$0.005	$0.014	$0.014	$0.034

Intermediate
High Grade	0.02     	0.01	0.02	0.05	0.13	0.17

		Expense Ratios Without
		Waivers and Reimbursements

		1996	1995	1994	1993	1992	1991

Money  Market	1.25%	1.21%	1.26%	2.15%	2.18%	21.47%

Intermediate
High Grade	1.07	0.94	1.05	1.36	2.28	26.28


Total return is not annualized, as it may not be representative of the total return for the year
Annualized



Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each period:

DIVERSIFIED STRATEGIC INCOME
PORTFOLIO		1996	1995	1994	1993	1992	1991(1)

Net Asset Value,
Beginning of Year	$10.01	$9.18	$10.07	$9.61	$10.14	$10.00

Income (Loss) From Operations:

Net investment
income(2)(3)		0.88	0.74	0.58	0.70	0.67	0.02

Net realized and
unrealized gain (loss)	0.24	0.70 	(0.86)	0.47	(0.53)	0.12

Total Income (Loss) From
Operations		1.12	1.44	(0.28)	1.17	0.14	0.14

Less Distributions From:

Net investment income	(0.15)	(0.61)	(0.58)	(0.61)	(0.67)

Net realized gains on
security transactions		(0.04)

Overdistribution of net
realized gains         (0.05)

Capital			            	(0.03)	(0.01)

Total Distributions	(0.15)	(0.061)	(0.61)	(0.71)	(0.67)

Net Asset Value, End of
Year			$10.98	$10.01	$9.18	$10.07	$9.61	$10.14

Total Return		11.16%	16.18%	(2.81)%	12.56%	1.42%	1.40%

Net Assets, End of Year
(000's)			$59,515	$59,316	$55,260	$43,244	$19,991	$3,914

Ratios to Average Net Assets:

Expenses(2)		0.84%	0.90%	0.95%	1.00%	1.00%	0.94%

Net investment income	7.94	7.73	7.31	7.14	7.70	4.57

Portfolio turnover rate	106%	46%	54%	94%	65%


EQUITY INCOME
PORTFOLIO		1996	1995	1994	1993	1992	1991(2)

Net Asset Value,
Beginning of Year	$12.35	$9.87	$11.55	$10.90	$10.20	$10.00

Income (Loss) From Operations:

Net investment income(2)	0.63	0.54	0.58	0.53	0.45	0.02

Net realized and
unrealized gain (loss)	0.11	2.56 	(1.75)	0.60	0.72	0.18

Total Income (Loss) From
Operations		0.74	3.10	(1.17)	1.13	1.17	0.20

Less Distributions From:

Net investment income	(0.08)	(0.62)	(0.49)	(0.47)	(0.47)

Net realized gains		(0.02)	(0.01)

Total Distributions	(0.08)	(0.62)	(0.51)	(0.48)	(0.47)

Net Asset Value,
End of Year		$13.01	$12.35	$9.87	$11.55	$10.90	$10.20

Total Return		5.99%	32.47%	(10.20)%10.41%	11.74%	2.00%

Net Assets, End of Year
(000's)			$45,616	$52,444	$44,417	$60,160	$25,985	$3,900

Ratios to Average Net Assets:

Expenses(2)		0.77%	0.95%	0.84%	0.87%	1.00%	0.93%

Net investment income	4.53	4.95	5.51	4.54	4.93	4.14

Portfolio turnover rate	28%	33%	21%	4%	4%

Average commissions paid
on equity transactions(4)	$0.06	$0.06

(1)	For the period from October 16, 1991 (commencement of operations) to
December 31, 1991.
(2)	For the Diversified Strategic Income Portfolio, the Investment Adviser
waived all or part of its fees and the two-year period ended December 31,
1993 and the period ended December 31, 1991.  In  addition, for the Equity
Income Portfolio, the Investment Adviser waived all or part of its fees and year ended December 31, 1992 and the period ended December 31, 1991.  For the Diversified Strategic Income Portfolio, IDS Life reimbursed expenses of
$2,816, $25,396 and $5,927 for the two-year period ended December 31, 1993 and the period ended December 31, 1991.  In addition, for the Equity Income
Portfolio, IDS Life reimbursed expenses of $19,510 and $5,825 for the year ended December 31, 1992 and the period ended December 31, 1991.  If such fees had not been waived and expenses reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

		Per Share Decreases to
		Net Investment Income

Portfolio		1996	1995	1994	1993	1992	1991

Diversified
Strategic Income	N/A	N/A	N/A	$0.00 $0.03	$0.03

Equity Income	N/A	N/A	N/A	N/A	0.02	0.03

		Expense Ratios Without
		Waivers and Reimbursements

		1996	1995	1994	1993	1992	1991
Diversified
Strategic Income	N/A	N/A	N/A	1.02%	1.41%	7.76%

Equity Index	N/A	N/A	N/A	N/A	1.27	8.34

(3)	Includes realized gains and losses from foreign currency transactions for the four years ended December 31, 1995.
(4)	As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per year.
 	Amount represents less than $0.01.
  Total return is not annualized, as it may not be representative of the total return for the year
 Annualized



Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each period:

EQUITY INDEX
PORTFOLIO		1996	1995	1994	1993	1992	1991(1)

Net Asset Value,
Beginning of Year	$15.58	$11.69	$11.90	$11.27	$10.62	$10.00

Income From Operations:

Net investment
income(2)		0.22	0.25	0.23	0.20	0.17	0.04

Net realized and unrealized
gain (loss)		3.17	3.88	(0.14)	0.71	0.55	0.58

Total Income From
Operations		3.39	4.13	0.09	0.91	0.72	0.62

Less Distributions From:

Net investment income	(0.23)	(0.23)	(0.15)	(0.16)	(0.02)

Net realized gains	(0.38)	(0.01)	(0.15)	(0.12)	(0.05)

Total Distributions	(0.61)	(0.24)	(0.30)	(0.28)	(0.07)

Net Asset Value, End of
Year			$18.36	$15.58	$11.69	$11.90	$11.27	$10.62

Total Return		21.68%	35.81%	0.85%	8.66%	6.74%	6.20%

Net Assets, End of Year
(000's)			$19,258	$15,230	$10,225	$8,842	$4,178	$1,733

Ratios to Average Net Assets:

Expenses(2)		1.06%	1.00%	1.00%	1.00%	1.00%	0.98

Net investment income	1.37%	1.84%	2.10%	1.77%	2.10%	2.91%

Portfolio turnover rate	7%	5%	1%	1%	8%

Average commissions paid
on equity transactions (3)	$0.04	$0.05

GROWTH & INCOME
PORTFOLIO		1996	1995	1994	1993	1992	1991(1)

Net Asset Value,
Beginning of Year	$13.73	$10.75	$11.37	$10.68	$10.15	$10.00

Income (Loss) From Operations:

Net investment income(2)	0.27	0.26	0.27	0.30	0.27	0.02

Net realized and unrealized
gain (loss)		2.45	2.99	(0.63)	0.67	0.55	0.13

Total Income (Loss) From
Operations		2.72	3.25	(0.36)	0.97	0.82	0.15

Less Distributions From:

Net investment income	(0.02)	(0.27)	(0.26)	(0.26)	(0.29)

Overdistribution of net
realized gains			(0.02)

Capital			(0.00)

Total Distributions	(0.02)	(0.27)	(0.26)	(0.28)	(0.29)

Net Asset Value, End of
Year			$16.43	$13.73	$10.75	$11.37	$10.68	$10.15

Total Return		19.83%	30.49%	(3.20)%	9.09%	8.44%	1.40%

Net Assets, End of Year
(000's)			$38,502	$35,158	$29,625	$25,549	$10,951	$1,904

Ratios to Average Net Assets:

Expenses(2)		0.83%	0.98%	0.93%	1.00%	1.00%	0.90%

Net investment income	1.67%	2.09%	2.52%	2.68%	3.06%	4.14

Portfolio turnover rate	22%	17%	77%	78%	78%	3%

Average commissions paid
on equity transactions (3)	$0.06	$0.06

(1)	For the period from October 16, 1991 (commencement of operations) to
December 31, 1991.
(2)	For the Equity Index Portfolio, the Investment Adviser waived all or part of its fees for the four-year period ended December 31, 1995 and the period ended December 31, 1991.  In addition, for the Growth & Income
Portfolio, the Investment Adviser waived all or part of its fees for the two-year period ended December 31, 1993 and the period ended December 31,
1991.  For the Equity Index Portfolio, IDS Life also reimbursed expenses of
$6,842, $25,496, $28,169, $31,633 and $7,408 for the four-year period ended
December 31, 1995 and the period ended December 31, 1991.  In addition, for the Growth & Income Portfolio, IDS Life reimbursed expenses of $1,085,
$20,683 and $6,497 for the two-year period ended December 31, 1993 and the period ended December 31, 1991.  If such fees had not been waived and expenses reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

		Per Share Decreases to
		Net Investment Income

Portfolio		1996	1995	1994	1993	1992	1991

Equity Index	N/A	$0.02	$0.06	$0.10	$0.15	$0.09

Growth &
Income		N/A	N/A	N/A	0.01	0.06	0.07

		Expense Ratios Without
		Waivers and Reimbursements

		1996	1995	1994	1993	1992	1991

Equity Index		1.17%	1.53%	1.88%	2.89%	7.60%

Growth &
Income		N/A	N/A	N/A	1.01%	1.65%	20.02

(3)	As of September 1995, the SEC instituted new guidelines requiring the disclosure of average commissions per year.
  Amount represents less that $0.01.
  Total return is not annualized, as it may not be representative of the total return for the year.
 	Annualized



Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each period:

APPRECIATION
PORTFOLIO		1996	1995	1994	1993	1992	1991(1)

Net Asset Value,
Beginning of Year	$14.39	$11.54	$11.80	$11.13	$10.49	$10.00

Income (Loss) From Operations:

Net investment income(3)	0.27	0.23	0.20	0.15	0.11	0.01

Net realized and unrealized
gain (loss)		2.60	3.04	(0.32)	0.63	0.53	0.48

Total Income (Loss) From
Operations		2.87	3.27	(0.12)	0.78	0.64	0.49

Less Distributions From:

Net investment income	(0.25)	(0.21)	(0.14)	(0.11)	0.00

Net realized gains	(1.15)	(0.21)

Total Distributions	(1.40)	(0.42)	(0.14)	(0.11)	(0.00)

Net Asset Value, End of
Year			$15.86	$14.39	$11.54	$11.80	$11.13	$10.49

Total Return		19.77%	28.84%	(1.12)%	7.03%	6.13%	4.90%

Net Assets, End of Year
(000's)			$101,232$94,492	$80,823	$77,843	$53,450	$11,436

Ratios to Average Net Assets:

Expenses(3)		0.85%	0.97%	0.88%	1.01%	1.00%	0.94%

Net investment income	1.59	1.65	1.75	1.35	1.61	3.00

Portfolio turnover rate	39%	43%	61%	33%	14%

Average commissions paid
on equity transactions(4)	$0.06	$0.06


EMERGING GROWTH
PORTFOLIO		1996	1995	1994	1993(2)

Net Asset Value,
Beginning of Year	$13.76	$9.63	$10.41	$10.00

Income (Loss) From Operations:

Net investment income
(loss)(3)			(0.10)	(0.03)	0.00 0.01

Net realized and unrealized
gain (loss)		2.55	4.16	(0.78)	0.40

Total Income (Loss) From
Operations		2.45	4.13	(0.78)	0.41

Less Distributions From:

Net investment income		0.00

Net realized gains	(0.38)

Total Distributions	(0.38)

Net Asset Value, End of
Year			15.83	$13.76	$9.63	$10.41

Total Return		17.83%	42.89%	(7.48)%	4.10%

Net Assets, End of Year
(000's) 			$18,901	$17,463	$11,539	$2,257

Ratios to Average Net Assets:

Expenses(3)		1.27%	1.20%	1.20%	1.05%

Net investment
income			(0.64)	(0.24)	(0.17)	1.37

Portfolio turnover rate	84%	121%	66%

Average commissions paid
on equity transactions (4)	$0.05	$0.06

(1)	For the period from October 16, 1991 (commencement of operations) to
December 31, 1991.
(2)	For the period from December 3, 1993 (commencement of operations) to
December 31, 1993.
(3)	For the Appreciation Portfolio, the Investment Adviser waived all or part of its fees for the year ended December 31, 1992 and the period ended
December 31, 1991.  In addition, for the Emerging Growth Portfolio, the
Investment Adviser waived all or part of its fees for the two-year period ended December 31, 1995 and the period ended December 31, 1993.  For the
Appreciation Portfolio, IDS Life reimbursed expenses of $29,950 and $7,264 for the year ended December 31, 1992 and the period ended December 31,
1991.  In addition, for the Emerging Growth Portfolio, IDS Life reimbursed expenses of $5,265, $18,068 and $2,915 for the two-year period ended
December 31, 1995 and the period ended December 31, 1993.  If such fees had not been waived and expenses reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

		Per Share Decreases to
		Net Investment Income

Portfolio		1996	1995	1994	1993	1992	1991

Appreciation 	N/A	N/A	N/A	N/A	$0.01	$0.01

Emerging
Growth		N/A	$0.02	$0.01	$0.06	N/A	N/A


		Expense Ratios Without
		Waivers and Reimbursements

		1996	1995	1994	1993	1992	1991

Appreciation	N/A	N/A   	N/A	N/A	1.16%	3.64%

Emerging
Growth		N/A	1.39%	1.59%	9.99% N/A	N/A

(4)	As of September 1995 the SEC instituted new guidelines requiring the disclosure of average commissions per share.
 Amount represents less than $0.01.
	Total return is not annualized, as it may not be representative of the total return for the year.
 Annualized.



Financial Highlights (continued)

For a share of beneficial interest outstanding throughout each period:

TOTAL RETURN
PORTFOLIO		1996	1995	1994	1993(1)

Net Asset Value,
Beginning of Year	$12.75	$10.78	$10.30	$10.00

Income From Operations:

Net investment
income(2)		0.26	0.43	0.34	0.01

Net realized and unrealized
gain (loss)		2.97	2.19	0.42 0.29

Total Income (Loss) From
Operations		3.23	2.62	0.76	0.30

Less Distributions From:

Net investment income	(0.07)	(0.41)	(0.28)

Net realized gains	(0.18)	(0.24)

Total Distributions	(0.25)	(0.65)	(0.28)

Net Asset Value, End of
Year			$15.73	$12.75	$10.78	$10.30

Total Return		25.33%	25.04%	7.40%	3.00%

Net Assets, End of Year
(000's)			$171,503$78,042	$23,196	$2,777

Ratios to Average Net Assets:

Expenses(2)		0.83%	1.00%	1.00%	0.85%

Net investment income	3.06	3.80	3.84	1.93

Portfolio turnover rate	82%	81%	118%

Average commissions paid
on equity transactions(3)	$0.06	$0.06


INTERNATIONAL EQUITY
PORTFOLIO		1996	1995	1994	1993(1)

Net Asset Value,
Beginning of Year	$9.98	$9.21	$10.05	$10.00

Income (Loss) From Operations:

Net investment income
(Loss)(2)    (0.02)	0.03	0.00  0.00

Net realized and unrealized
gain (loss)		2.15	0.78	(0.84)	0.05

Total Income (Loss) From
Operations		2.13	0.81	(0.84)	0.05

Less Distributions From:

Net investment income	(0.04)	(0.04)

Total Distributions	(0.04)	(0.04)

Net Asset Value, End of
Year			$12.07	$9.98	$9.21	$10.05

Total Return		21.38%	8.80%	(8.36)%	0.50%

Net Assets, End of Year
(000's)			$33,337	$28,979	$28,413	$5,867

Ratios to Average Net Assets:

Expenses(2)(4)		1.35%	1.43%	1.30%	1.08%

Net investment income
(loss)			(0.20)	0.35	0.31	(0.51)

Portfolio turnover rate	33%	34%	12%

Average commissions paid
on equity transactions(3)	$0.03	$0.01

(1)	For the period from December 3, 1993 (commencement of operations) to
December 31, 1993.
(2)	For the Total Return Portfolio, the Investment Adviser waived all or part of its fees for the year ended December 31, 1994 and the period ended
December 31, 1993.  In addition, for the International Equity Portfolio, the Investment Adviser waived all or part of its fees for the year ended
December 31, 1994 and the period ended December 31, 1993.  For the Total
Return Portfolio, IDS Life reimbursed expenses of $7,873 and $1,472 for the year ended December 31, 1994 and the period ended December 31, 1993.  In addition, for the International Equity Portfolio, IDS Life also reimbursed expenses of $23,712 and $1,902 for the year ended December 31, 1994 and the period ended December 31, 1993.  If such fees had not been waived and expenses reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

		Per Share Decreases to
		Net Investment Income

Portfolio		1996	1995	1994	1993

Total Return 	N/A	N/A	$0.01  	$0.02

International
Equity		N/A	N/A	$0.00  $0.02


		Expense Ratios Without
		Waivers and Reimbursements

		1996	1995	1994	1993

Total Return	N/A	N/A	1.11%	4.14%

International
Equity		N/A	N/A	1.51%	2.96%

(3)	As of September 1995 the SEC instituted new guidelines requiring the disclosure of average commissions per share.
(4)	During the period ended December 31, 1995, the Portfolio has earned credits from the custodian which reduce service fees incurred.  If the credits are taken into consideration, the ratios of expenses to average net assets would be 1.37%.
  	The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the Portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the Portfolio.
  Amount represents less than $0.01.
  Includes realized gains and losses from foreign currency transactions for the two years ended December 31, 1995 and the period ended December
31,1993
  Total Return is not annualized, as it may not be representative of the total return for the year.
  Annualized.



Investment Goals and Policies of the Portfolios

Set forth below is a description of the investment goals and policies of the ten Portfolios currently offered by the Fund, which consist of one money market Portfolio, two fixed-income Portfolios and seven equity Portfolios. The investment goals of a Portfolio may not be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of that Portfolio. There can, of course, be no guarantee that the Portfolios will achieve their investment goals. Additional information about investment strategies that one or more of the Portfolios may employ and investment policies mentioned below appears in the Appendix to this Prospectus and in the Statement of Additional Information. A description of the corporate bond and commercial paper rating systems of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and other nationally recognized statistical rating organizations ("NRSROs") is also contained in the Statement of Additional Information.

Money Market Portfolio

Goal - The Money Market Portfolio's goal is maximum current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Investment Policies - In seeking to achieve its goal, the Money Market Portfolio will invest in short-term money market instruments, including: securities issued or guaranteed by the U.S. government, its agencies and instrumentalities ("U.S. government securities"); repurchase agreements, U.S. and foreign bank time deposits, certificates of deposit and bankers' acceptances; high-grade commercial paper of U.S. and foreign issuers and other short-term corporate debt obligations of such issuers that are comparable in priority and security to such instruments, including variable-rate and floating-rate instruments. Except when maintaining a temporary defensive position, the Portfolio intends to invest more than 25% of its assets in short-term bank instruments. The Portfolio will invest in money market instruments that are determined by SBMFM to present minimal credit risks and which at the time of purchase are considered to be "Eligible Securities," as defined by the SEC.

The Portfolio will invest only in securities that are purchased with and payable in U.S. dollars and that have (or, pursuant to regulations adopted by the SEC, are deemed to have) remaining maturities of 13 months or less at the date of purchase by the Portfolio. The Portfolio will maintain a dollar-weighted average portfolio maturity of 90 days or less. The Portfolio will follow these policies to maintain a constant net asset value of $1.00 per share, although there is no assurance that it can do so on a continuing basis.

The Bond Portfolios
Intermediate High Grade Portfolio

Goal - The Intermediate High Grade Portfolio's goal is to provide as high a level of current income as is consistent with the protection of capital.

Investment Policies - The Intermediate High Grade Portfolio will seek to achieve its goal by investing, under normal circumstances, substantially all
- but not less than 65% - of its assets in U.S. government securities and high-grade corporate bonds of U.S. issuers (i.e., bonds rated within the two highest rating categories by Moody's or S&P or, if not rated, believed by SBMFM to be of comparable quality).

Under normal market conditions, the average weighted maturity of the Portfolio's assets will be from three to ten years. The portion of the Portfolio's assets not invested in intermediate-term U.S. government securities and U.S. corporate bonds may be invested in long- or short-term U.S. government and corporate obligations, convertible securities and preferred stock that is not convertible into common stock. The Portfolio may not hold securities rated lower than Baa by Moody's or BBB by S&P or unrated securities deemed to be comparable to securities rated below investment grade. The Portfolio may invest up to 10% of its total assets in government stripped mortgage-backed securities and may invest in floating or variable rate demand notes.

Diversified Strategic Income Portfolio

Goal - The Diversified Strategic Income Portfolio's goal is high current income.

Investment Policies - The Diversified Strategic Income Portfolio will seek to achieve its goal through allocating and reallocating its assets primarily among three types of fixed-income securities - U.S. government and mortgage-related securities, foreign government securities and corporate securities rated below investment grade. Under current market conditions, SBMFM expects to maintain 50% of its assets in government and mortgage-securities, 25% in foreign government securities and 25% of its assets in high-yield corporate securities. The portions of the Portfolio's assets invested in each type of security will vary from time to time and, at any given time, the Portfolio may be entirely invested in a single type of fixed-income security. Under normal circumstances, substantially all - but not less than 65% - of the Portfolio's assets will be invested in fixed-income securities, including non-convertible preferred stocks.

SBMFM and Global Capital Management will select investments on the basis of an analysis of economic and market conditions and relative risks and opportunities of those types of fixed-income securities. In general, the particular type or types of fixed-income securities selected for investment by the Portfolio at any given time will be those that, in the view of its Investment Adviser, offer the highest income available at the time, unless the Investment Adviser believes that such income potential is not sufficient to justify the higher risks associated with these securities. The Portfolio generally will invest in intermediate- and long-term fixed-income securities with the result that, under normal market conditions, the weighted average maturity of the Portfolio's securities is expected to be from four to in excess of 12 years.

Mortgage-related securities in which the Portfolio may invest, which include mortgage obligations collateralized by mortgage loans or mortgage pass-through certificates, will be rated no lower than Aa by Moody's or AA by S&P or, if unrated, will be deemed by SBMFM to be of comparable quality. Under normal market conditions, the Portfolio's mortgage-related holdings can be expected to consist primarily of securities issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). The Portfolio may invest up to 35% of its assets in corporate fixed-income securities of U.S. issuers rated Ba or lower by Moody's or BB or lower by S&P, but not lower than Caa or CCC, respectively, or in unrated securities deemed by SBMFM and Global Capital Management to be of comparable quality. Special considerations arising from investment in lower-rated and unrated securities are described in "Special Considerations and Risk Factors -- Medium-, Lower-and Unrated Securities."

The Portfolio may also invest in fixed-income securities issued by supranational organizations and may engage in transactions in options, interest rate futures contracts, options on interest rate futures contracts, forward currency contracts, options on foreign currencies and foreign currency futures contracts. Up to 5% of the Portfolio's assets may be invested in developing countries.

The Equity Portfolios

Equity Income Portfolio

Goal - The Equity Income Portfolio's primary goal is current income. Long-term capital appreciation is a secondary goal.

Investment Policies - The Equity Income Portfolio will seek to achieve its goals principally through investment in dividend-paying common stocks of companies whose prospects for dividend growth and capital appreciation are considered favorable by SBMFM. The Portfolio will normally invest at least 65% of its assets in equity securities. Under normal circumstances, the Portfolio will concentrate at least 25% of its assets in equity and debt securities of companies in the utility industry. A company will be considered to be in the utility industry if it is principally engaged (i.e., at least 50% of a company's assets consist of, or gross income or net profits result from, utility operations or the company is regulated as a utility by a government agency or authority) in the manufacture, production, generation, transmission and sale of electric and gas energy and companies principally engaged in the communications field, including entities such as telephone, telegraph, satellite, microwave and other companies regulated by governmental agencies as utilities that provide communication facilities for the public benefit.

Other types of securities that may be held by the Portfolio when deemed advisable by SBMFM include investment-grade debt securities such as bonds, debentures and commercial paper, U.S. government securities and money market instruments, provided that up to 10% of the Portfolio's assets may be invested in debt securities rated as low as B by Moody's or S&P or in unrated securities deemed by SBMFM to be of comparable quality. When the outlook for common stocks is not considered promising in the judgment of SBMFM, a substantial portion of the assets of the Portfolio may be held in these other types of securities for temporary defensive purposes.

The Portfolio's investments in common stocks will generally be made in companies that share some of the following characteristics: established operating histories; low price/earnings ratios relative to the S&P 500; and strong balance sheets and other financial characteristics. The Portfolio may also invest in securities convertible into or ultimately exchangeable for common stock (i.e., convertible bonds or convertible preferred stock) and may purchase common stocks that do not provide current income but which offer opportunities for capital appreciation and future income. The Portfolio also may enter into repurchase agreements and reverse repurchase agreements, borrow money, lend its portfolio securities, write covered options on securities, purchase options on securities, sell securities short against the box, purchase and sell securities on a when-issued or delayed-delivery basis and enter into interest rate futures contracts and related options.

Equity Index Portfolio

Goal - The Equity Index Portfolio's goal is to provide investment results that, before deduction of operating expenses, match the price and yield performance of U.S. publicly traded common stocks, as measured by the S&P 500.

Investment Policies - The Equity Index Portfolio will seek to achieve its goal by owning all 500 stocks in the S&P 500 in proportion to their actual market capitalization weightings. The Portfolio will be reviewed daily and adjusted, when necessary, to maintain security weightings as close to those of the S&P 500 as possible, given the amount of assets in the Portfolio at that time. The Portfolio may invest up to 5% of its assets in equity securities that are not included in the S&P 500 if TIMCO believes such investments will assist the Portfolio in approximating the return of the S&P 500. The Portfolio may use up to an additional 20% of its assets to enter into stock index futures and related options to increase efficiency, may lend portfolio securities and write covered options to help offset operating expenses, and may acquire money market instruments. Portfolio turnover is expected to be lower than for most other investment companies.

No attempt will be made to manage the Portfolio in the traditional sense using economic, financial and market analysis, nor will the adverse financial situation of an issuer necessarily result in the elimination of its securities from the Portfolio, unless the securities are removed from the S&P 500. From time to time, administrative adjustments may be made in the Portfolio because of changes in the composition of the S&P 500. TIMCO reserves the right to remove an investment from the Portfolio if, in its opinion, the merit of the investment has been substantially impaired by extraordinary events or financial conditions.

The Portfolio will use the S&P 500 as its standard for performance comparison because the S&P 500 represents approximately 70% of the total market value of all U.S. common stocks, is well known to investors and is representative of the performance of publicly traded U.S. common stocks.

Growth & Income Portfolio

Goal - The Growth & Income Portfolio's goal is income and long-term capital growth.

Investment Policies - The Growth & Income Portfolio will seek to achieve its goal by investing in income-producing equity securities, including dividend-paying common stocks, securities that are convertible into common stocks and warrants. SBMFM has developed quantitative investment criteria against which prospective investments will be evaluated and will make buy and sell decisions based on those criteria. Those criteria establish parameters for suitable investments and deal with such matters as market capitalization, credit quality, dividend growth, historic earnings, current yield and industry diversification. The criteria, which may be changed by SBMFM in light of its experience in managing the Portfolio or in response to changing market or economic conditions, are designed to identify companies with consistent dividend-paying histories, relatively high levels of dividends, the capacity to raise dividends in the future and the potential for capital appreciation.

Under normal market conditions, the Portfolio will invest substantially all - but not less than 65% - of its assets in equity securities. The Portfolio may invest the remainder of its assets in money market instruments, as well as in corporate bonds, convertible securities and mortgage-related securities that are rated investment-grade or are deemed to be of comparable quality. The Portfolio may enter into repurchase agreements, lend portfolio securities, enter into interest rate and stock index futures and related options, purchase or sell securities on a when-issued or delayed-delivery basis and write covered options.

Appreciation Portfolio

Goal - The Appreciation Portfolio's goal is long-term appreciation of capital.

Investment Policies - The Appreciation Portfolio will attempt to achieve its goal by investing primarily in equity and equity-related securities that are believed to afford attractive opportunities for appreciation. For example, the Portfolio may invest in the securities of companies whose earnings are expected to increase, companies whose securities prices are lower than are believed justified in relation to their underlying assets or earning power or companies in which changes are anticipated that would result in improved operations or profitability. The Portfolio's investments will be broadly diversified among different industries. In analyzing securities for investment, SBMFM will consider many different factors, including past growth records, management capability, future earnings prospects and technological innovation, as well as general market and economic factors that can influence the price of securities.

Under normal market conditions, substantially all - but not less than 65% - of the Portfolio's assets will consist of common stocks, but the Portfolio also may hold securities convertible into common stocks and warrants. When SBMFM believes that a conservative or defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Portfolio may invest temporarily in debt obligations, preferred securities or short-term money market instruments. The Portfolio may from time to time lend its portfolio securities and invest in securities of non-U.S. issuers in the form of depository receipts representing interests in the common stocks of foreign issuers.

Total Return Portfolio

Goal - The Total Return Portfolio's goal is to provide shareholders with total return, consisting of long-term capital appreciation and income.

Investment Policies - The Total Return Portfolio will seek to achieve its goal by investing primarily in a diversified portfolio of dividend-paying common stocks. The Portfolio may engage in various portfolio strategies involving options to seek to increase its return and to hedge its portfolio against movements in the equity markets and interest rates. Because the Portfolio seeks total return by emphasizing investments in dividend-paying common stocks, it will not have as much investment flexibility as total return funds which may pursue their objective by investing in income and equity securities without such an emphasis. The Portfolio also may invest up to 10% of its assets in securities rated less than investment grade by Moody's or S&P or comparable unrated securities of comparable quality, interest-paying debt securities, such as U.S. government securities, and other securities, including convertible bonds, convertible preferred stock and warrants. In addition, the Portfolio will limit its investments in warrants to 5% of its net assets. The Portfolio also may lend its portfolio securities and enter into short sales against the box.

International Equity Portfolio

Goal - The International Equity Portfolio's goal is to provide a total return on its assets from growth of capital and income.

Investment Policies - Under normal market conditions, the Portfolio will invest at least 65% of its assets in a diversified portfolio of equity securities consisting of dividend and non-dividend paying common stock, preferred stock, convertible debt and rights and warrants to such securities and up to 35% of the Portfolio's assets in bonds, notes and debt securities (consisting of securities issued in the Euro-currency markets or obligations of the United States or foreign governments and their political subdivisions) of established non-United States issuers. Investments may be made for capital appreciation or for income or any combination of both for the purpose of achieving a higher overall return than might otherwise be obtained solely from investing for growth of capital or for income. There is no limitation on the percentage or amount of the Portfolio's assets which may be invested for growth or income and, therefore, from time to time the investment emphasis may be placed solely or primarily on growth of capital or solely or primarily on income. In seeking to achieve its objective, the Portfolio presently expects to invest its assets primarily in common stocks of established non-United States companies which in the opinion of its Investment Adviser have potential for growth of capital. In determining whether the Portfolio will be invested for capital appreciation or for income or any combination of both, its Investment Adviser regularly analyzes a broad range of international equity and fixed-income markets in order to assess the degree of risk and level of return that can be expected from each market.

The Portfolio will generally invest its assets broadly among countries and will have represented in the portfolio business activities in not less than three different countries. Except as stated below, the Portfolio will invest at least 65% of its assets in companies organized or governments located in any area of the world other than the United States, such as the Far East (e.g., Hong Kong, Japan, Malaysia and Singapore), Western Europe (e.g., France, Germany, Italy, the Netherlands, Switzerland and the United Kingdom), Central and South America (e.g., Chile, Mexico and Venezuela), Australia, Canada and such other areas and countries as its Investment Adviser may determine from time to time. The Portfolio may invest in securities issued by companies formerly party to the Warsaw Pact. However, under unusual economic or market conditions as determined by its Investment Adviser, for defensive purposes the Portfolio may temporarily invest all or a major portion of its assets in U.S. government securities or in debt or equity securities of companies incorporated in and having their principal business activities in the United States. To the extent the Portfolio's assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the Portfolio's investment objective.

In determining the appropriate distribution of investments among various countries and geographic regions, the Investment Adviser will ordinarily consider the following factors: prospects for relative economic growth among countries; expected levels of inflation; government policies influencing business conditions; the outlook for currency relationships; and the range of individual investment opportunities available to international investors. In the future, if any other relevant factors arise, they will also be considered. In analyzing companies for investment, the Investment Adviser ordinarily looks for one or more of the following characteristics: an above-average earnings growth per share; high return on invested capital; healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; efficient service; pricing flexibility; strength of management; and general operating characteristics which will enable the company to compete successfully in its market place. Ordinarily, the Portfolio's Investment Adviser will not view a company as being sufficiently well established to be considered for inclusion in the Portfolio unless the company, together with any predecessors, has been operating for at least three fiscal years. It is expected that securities held by the Portfolio will ordinarily be traded on a stock exchange or other market in the country in which the issuer is principally based, but also may be traded on markets in other countries including, in many cases, U.S. securities exchanges and over-the-counter markets.

To the extent that the Portfolio's assets are not otherwise invested as described above, the assets may be held in cash, in any currency, or invested in U.S., as well as foreign, high-quality money market instruments and their equivalents.

Emerging Growth Portfolio

Goal - The Emerging Growth Portfolio's goal is to provide capital appreciation.

Investment Policies - The Emerging Growth Portfolio seeks to invest at least 65% of its total assets in common stocks of small and medium-sized companies, both domestic and foreign, in the early stages of their life cycle, that its Investment Adviser believes have the potential to become major enterprises. Investments in such companies may offer greater opportunities for growth of capital than larger, more established companies, but also may involve certain special risks. Emerging growth companies often have limited product lines, markets or financial resources, and they may be dependent upon one or a few key people for management. The securities of such companies may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. While the Portfolio will invest primarily in common stocks, it may invest, to a limited extent, in other securities such as preferred stocks, convertible securities and warrants.

The Portfolio does not limit its investments to any single group or type of security. The Portfolio also may invest in special situations involving new management, special products and techniques, unusual developments, mergers or liquidations. Investments in unseasoned companies and special situations often involve much greater risks than are inherent in ordinary investments, because securities of such companies may be more likely to experience unexpected fluctuations in price.

The Portfolio's primary approach is to seek what its Investment Adviser believes to be unusually attractive growth investments on an individual company basis. The Portfolio may invest in securities that have above-average volatility of price movement. Because prices of common stocks and other securities fluctuate, the value of an investment in the Portfolio will vary based upon its investment performance. The Portfolio attempts to reduce overall exposure to risk from declines in securities prices by spreading its investments over many different companies in a variety of industries. There is, however, no assurance that the Portfolio will be successful in achieving its objective.

The Portfolio may invest up to 20% of its total assets in securities of foreign issuers. Additionally, the Portfolio may invest up to 15% of the value of its total assets in restricted securities (i.e., securities which may not be sold without registration under the Securities Act of 1933 (the "1933 Act")) and in other securities not having readily available market quotations. The Portfolio may enter into repurchase agreements with domestic banks and broker-dealers, which involve certain risks.

Additional Investments
Money Market Instruments

The Money Market Portfolio will invest exclusively in money market instruments. Each of the remaining Portfolios may, as a cash management tool, hold up to 20% (except that each of the Total Return, Emerging Growth and International Equity Portfolios may invest up to 35%) of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation. Short-term instruments in which the Portfolios may invest include:
U.S. government securities; obligations of banks having at least $1 billion in assets (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks, U.S. savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the two highest rating categories; and repurchase agreements with respect to any of the foregoing entered into with banks and non-bank dealers approved by the Fund's Board of Trustees.

The Money Market Portfolio will limit its portfolio investments to securities that the Fund's Board of Trustees determines present minimal credit risks and which are "Eligible Securities" at the time of acquisition by the Portfolio. Eligible Securities include securities rated by the "Requisite NRSROs" in one of the two highest short-term rating categories, securities of issuers that have received such ratings with respect to other short-term debt securities and comparable unrated securities. "Requisite NRSROs" means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such a rating at the time that the Portfolio acquires the security. Currently, there are six NRSROs: S&P, Moody's, Fitch Investors Services, Inc., Duff and Phelps Credit Rating Co., IBCA Limited and its affiliate, IBCA, Inc. and Thomson BankWatch. A discussion of the ratings categories of the NRSROs is contained in the Appendix to the Statement of Additional Information.

The Money Market Portfolio generally may not invest more than 5% of its total assets in the securities of any one issuer, except for U.S. government securities. In addition, the Portfolio may not invest more than 5% of its total assets in Eligible Securities that have not received the highest rating from the Requisite NRSROs and comparable unrated securities ("Second Tier Securities") and may not invest more than 1% of its total assets in the Second Tier Securities of any one issuer. The Portfolio may invest more than 5% (but no more than 25%) of the then-current value of the Portfolio's total assets in the securities of a single issuer for a period of up to three business days, provided that (a) the securities either are rated by the Requisite NRSROs in the highest short-term rating category or are securities of issuers that have received such rating with respect to other short-term debt securities or are comparable unrated securities, and (b) the Portfolio does not make more than one such investment at any one time.

Eurodollar or Yankee Obligations

The Money Market Portfolio may invest in Eurodollar and Yankee obligations. Eurodollar bank obligations are dollar denominated debt obligations issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee obligations are dollar denominated obligations issued in the U.S. capital markets by foreign issuers. Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. Government Securities

The U.S. government securities in which the Portfolios may invest include: direct obligations of the United States Treasury (such as Treasury Bills, Treasury Notes and Treasury Bonds), and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as certificates issued by GNMA); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported only by the credit of the instrumentality (such as bonds issued by FNMA and FHLMC). Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

The Portfolios may invest up to 5% of their net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the securityholder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed in either of the aforementioned forms or a combination of those forms.

Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolios over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the United States or foreign governments or intervention by central banks also could affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for particular Exchange Rate-Related Securities due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

Certain Investment Guidelines

Up to 10% (15% in the case of the International Equity, Emerging Growth and Total Return Portfolios) of the total assets of any Portfolio may be invested in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options for which a liquid secondary market does not exist and (c)
time deposits maturing in more than seven calendar day     (or in the case of
the Money Market Portfolio, maturing from two business days through six months). With respect to the Money Market Portfolio, the above restriction does not apply to securities subject to Rule 144A of the 1933 Act if two or
more dealers make a market in such securities    . Each Portfolio may borrow
from banks for temporary or emergency purposes, but not for leverage, in an amount up to 30% of its assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever borrowings from banks exceed 5% of the value of the assets of a Portfolio, the Portfolio will not make any additional investments. The International Equity Portfolio may borrow for investment purposes, provided that any transactions constituting borrowing by the Portfolio may not exceed one-third of its assets. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of Trustees of the Fund. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of an affected Portfolio's outstanding shares is contained in the Statement of Additional Information.

Special Considerations and Risk Factors

This section describes certain investments of one or more Portfolios and related risks. Further information concerning investments of the Portfolios and related risks may be found in the Appendix to this Prospectus and in the Statement of Additional Information.

Fixed-Income Securities

The market value of fixed-income obligations of the Portfolios will be affected by general changes in interest rates, which will result in increases or decreases in the value of fixed-income obligations held by the Portfolios. The market value of the Portfolios' fixed-income obligations can be expected to vary inversely in relation to changes in prevailing interest rates. Investors also should recognize that in periods of declining interest rates the yield of income-oriented Portfolios will tend to be somewhat higher than prevailing market rates, while in periods of rising interest rates these Portfolios' yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to these Portfolios from the continuous sale of their shares probably will be invested in instruments producing lower yields than the balance of their holdings, thereby reducing the Portfolios' current yield. In periods of rising interest rates the opposite can be expected to occur. In addition, fixed-income securities in which certain Portfolios may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

Non-Publicly Traded and Illiquid Securities

Each Portfolio may purchase securities that are not publicly traded. The sale of securities that are not publicly traded is typically restricted under federal securities laws. As a result, a Portfolio may be forced to sell these securities at less than fair market value or may not be able to sell them when its Investment Adviser believes it desirable to do so. The Portfolios' investments in illiquid securities are subject to the risk that should a Portfolio desire to sell any of these securities when a ready buyer is not available at a price that the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

Mortgage-Related Securities

To the extent that a Portfolio purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Portfolio's principal investment to the extent of the premium paid. The yield of a Portfolio that invests in mortgage-related securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in relation to interest rates.

Government Stripped Mortgage-Backed Securities

The Intermediate High Grade Portfolio may invest up to 10% of its total assets in government stripped mortgage-backed securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying government stripped mortgage-backed securities represent all or part of the beneficial interest in pools of mortgage loans.

Investing in government stripped mortgage-backed securities involves risks normally associated with investing in mortgage-backed securities issued by government or government-related entities. See "Mortgage-Related Securities" above. In addition, the yields on government stripped mortgage-backed securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage-backed securities and increasing the yield to maturity on principal-only government stripped mortgage-backed securities. Sufficiently high prepayment rates could result in the Portfolio not fully recovering its initial investment in an interest-only government stripped mortgage-backed security. Government stripped mortgage-backed securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Portfolio will be able to effect a trade of a government stripped mortgage-backed security at a time when it wishes to do so, although the Portfolio will acquire government stripped mortgage-backed securities only if a secondary market for the securities exists at the time of acquisition.

Foreign Securities

Each Portfolio may invest in obligations of companies and governments of foreign nations, which involve certain risks in addition to the usual risks inherent in U.S. investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to U.S. companies. The performance of a Portfolio investing in foreign securities may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of a Portfolio, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the return on such securities. Changes in foreign currency exchange rates may affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the expense of maintaining securities with foreign custodians.

In addition, the Diversified Strategic Income Portfolio may invest up to 5% of its total assets in securities traded in markets of developing countries. A developing country generally is considered to be a country that is in the initial stages of its industrialization cycle. Investing in the equity and fixed-income markets of developing countries involves exposure to economic structures that are generally less diverse and mature, and to political systems that can be expected to have less stability, than those of developed countries. Historical experience indicates that the markets of developing countries have been more volatile than the markets of the more mature economies of developed countries; however, such markets often have provided higher rates of return to investors.

Medium-, Lower- and Unrated Securities

The Intermediate High Grade, Diversified Strategic Income, Equity Income, Growth & Income and Total Return Portfolios may invest in medium- or lower-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than is offered by higher-rated securities, but also will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium-, lower-rated and comparable unrated securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during a major economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, each Portfolio's Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors established by the Fund's Board of Trustees into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

The markets in which medium- and lower-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for a Portfolio to purchase and also may have the effect of limiting the ability of the Portfolio to (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for medium-, lower-rated and comparable unrated securities is relatively new and has not fully weathered a major economic recession. Any such recession, however, would disrupt severely the market for such securities and adversely affect the value of such securities, and could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

Fixed-income securities, including medium-, lower-rated and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as a Portfolio. If an issuer exercises these rights during periods of declining interest rates, the Portfolio may have to replace the security with a lower-yielding security resulting in a decreased return to the Portfolio.

The market value of securities in lower rating categories is more volatile than that of higher quality securities, and the markets in which medium- and lower-rated or comparable unrated securities are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investor perceptions also may have a negative impact on the value and liquidity of lower-rated, high-yield securities, especially in a limited trading market.

Subsequent to its purchase by a Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities by the Portfolio involved, but the Portfolio's Investment Adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to their capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of the desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger with respect to principal or interest.

The Diversified Strategic Income Portfolio's holdings (as rated by S&P) for the fiscal year ended December 31, 1996, were composed as follows: .20% rated BBB; 12.01% rated BB; 21.86% rated B; and .53% rated CCC. The percentages were calculated on a dollar weighted average basis by determining monthly the percentage of the Portfolio's net assets invested in each rating category and do not necessarily indicate what the composition of the Portfolio's holdings will be in subsequent years.


Concentration

The Money Market Portfolio will concentrate at least 25% of its assets in the banking industry and the Equity Income Portfolio will concentrate at least 25% of its assets in the utility industry, provided that, if, at some future date, adverse economic conditions prevail in either of those industries, the relevant Portfolio may temporarily, for defensive purposes, invest less than 25% of its assets in the affected industry. Because of its concentration policy, either of these Portfolios may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. The Money Market and Equity Income Portfolios' concentration policies are fundamental policies that cannot be changed without the approval of a majority of the relevant Portfolio's outstanding voting securities.

Securities of Unseasoned Issuers

The Diversified Strategic Income, Total Return, International Equity and Emerging Growth Portfolios may invest in securities of unseasoned issuers, which may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and may be dependent on products or services without an established market share.

Floating- and Variable-Rate Demand Notes

The Money Market Portfolio may acquire floating and variable rate demand notes of corporate issuers. Although floating and variable rate demand notes are frequently not rated by credit rating agencies, unrated notes purchased by the Portfolio will be determined by the Portfolio's Investment Adviser to be of comparable quality at the time of purchase to instruments rated "high quality" (i.e., within the two highest rating categories) by any NRSRO. Moreover, while there may be no active secondary market with respect to a particular floating or variable rate demand note purchased by the Portfolio, the Portfolio may, upon the notice specified in the note, demand payment of the principal of and accrued interest on the note at any time and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for the Portfolio to dispose of a particular floating or variable rate demand note in the event the issuer of the note defaulted on its payment obligations, and the Portfolio could, for this or other reasons, suffer a loss to the extent of the default.

Leverage

The International Equity Portfolio may borrow from banks, on a secured or unsecured basis, up to one-third of the value of its assets. If the Portfolio borrows and uses the proceeds to make additional investments, income and appreciation from such investments will improve its performance if they exceed the associated borrowing costs but impair its performance if they are less than such borrowing costs. This speculative factor is known as "leverage."

Leverage creates an opportunity for increased returns to shareholders of the Portfolio but, at the same time, creates special risk considerations. For example, leverage may exaggerate changes in the net asset value of the Portfolio's shares and in the Portfolio's yield. Although the principal or stated value of such borrowings will be fixed, the Portfolio's assets may change in value during the time the borrowing is outstanding. Leverage will create interest or dividend expenses for the Portfolio which can exceed the income from the assets retained. To the extent the income or other gain derived from securities purchased with borrowed funds exceed the interest or dividends the Portfolio will have to pay in respect thereof, the Portfolio's net income or other gain will be greater than if leverage had not been used. Conversely, if the income or other gain from the incremental assets is not sufficient to cover the cost of leverage, the net income or other gain of the Portfolio will be less than if leverage had not been used. If the amount of income from the incremental securities is insufficient to cover the cost of borrowing, securities might have to be liquidated to obtain required funds. Depending on market or other conditions, such liquidations could be disadvantageous to the Portfolio.


Portfolio Transactions

All orders for transactions in securities, options, futures contracts and options on futures contracts on behalf of the Portfolios will be placed by their respective Investment Advisers with broker-dealers that those advisers select, including Smith Barney and other affiliated brokers. A Portfolio may utilize Smith Barney or a Smith Barney-affiliated broker in connection with a purchase or sale of securities when the Portfolio's Investment Adviser believes that the broker's charge for the transaction does not exceed usual and customary levels. The same standard applies to the use of Smith Barney or a Smith Barney-affiliated broker as a commodities broker in connection with entering into futures contracts and options on futures contracts.


Net Asset Value

The value of an individual share of a Portfolio is the net asset value of that share. The net asset value per share of each Portfolio will be calculated separately on each day, Monday through Friday, except on days when the New York Stock Exchange, Inc. (the "NYSE") is closed. The NYSE is currently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share of each Portfolio is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., New York time). The Money Market Portfolio seeks to maintain its net asset value at $1.00 per share.

Net asset value per share is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding. Generally, a Portfolio's investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Fund's Board of Trustees. A security that is primarily traded on a U.S. or foreign exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Trustees or its delegates. Over-the-counter securities that are not traded through the National Market System and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued on the basis of the mean between the bid and asked prices at the close of business on each day. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost when the Fund's Board of Trustees determines that this constitutes fair value; assets of the Money Market Portfolio also are valued at amortized cost. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to the security, index or currency underlying the futures contract. In such event, the futures contract will be valued at a fair market price to be determined by or under the direction of the Fund's Board of Trustees. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.

How to Use the Fund
Investing in the Fund

Shares of the Fund are currently offered exclusively to Contract owners. To find out which insurance companies offer Contracts that are eligible to invest in the Fund, call the Fund at (800) 451-2010. For further information, see the description provided in the Contract prospectus.

Sales Charges and Surrender Charges

The Fund does not assess any sales charge, either when it sells or when it redeems shares of a Portfolio. However, surrender charges that may be assessed under the Contract are described in the Contract prospectus. Mortality and expense risk fees and other charges are also described in the Contract prospectus.

Redeeming and Exchanging Shares

The Fund will redeem shares in response to full or partial surrenders of a Contract or a transfer of money from one Portfolio to another. Information on how to transfer funds is described in the Contract prospectus. Generally, payment upon redemption will be made on the third business day after receiving a valid redemption request (unless redemption is suspended or payment is delayed as permitted in accordance with SEC regulations). The Fund will use the net asset value at the close of trading on the NYSE on the day the notice of surrender or transfer is received. If the request is received after the close of trading on the NYSE, the shares will be redeemed at the net asset value at the close of the next business day. The value of any redeemed shares may be more or less than their original purchase price.

A detailed description of how to surrender the Contract and transfer money among Portfolios is included in the Contract prospectus.

Dividends and Taxes
Dividends

Net Investment Income. Dividends and distributions will be automatically reinvested, without a sales charge, in the shareholder's account at net asset value in additional shares of the Portfolio that paid the dividend or distribution, unless the shareholder instructs the Portfolio to pay all dividends and distributions in cash. Net investment income, including dividends on stocks and interest on bonds or other securities the Fund holds, is distributed to the shareholders of the Portfolios as follows:

  monthly for the Money Market Portfolio;
  annually for the Appreciation, Diversified Strategic Income, Emerging Growth, Equity Income, Equity Index, Growth & Income, Intermediate High Grade, International Equity, and Total Return Portfolios.

Capital Gains. Distributions of any net realized capital gains of the Portfolios will be paid annually shortly after the close of the fiscal year in which they are earned.

Taxes

In the opinion of counsel to the Fund, each Portfolio will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of investment income and capital gains earned will be determined on a Portfolio-by-Portfolio (rather than on a Fund-wide) basis.

The Fund intends that each Portfolio will separately meet the requirements for qualification each year as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a regulated investment company, each Portfolio must meet certain income and diversification tests, including the requirement that it derive less than 30% of its gross income in each taxable year from the sale or other disposition of (a) stock or securities held for less than three months, (b) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held for less than three months and (c) foreign currencies (or options, futures or forward contracts on such foreign currencies) held for less than three months but only if such currencies (or options, futures or forward contracts) are not directly related to the Portfolio's principal business of investing in stock or securities (or options or futures with respect to stock or securities). As a regulated investment company and provided certain distribution requirements are met, a Portfolio will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

Dividends paid by a Portfolio from taxable investment income and distributions of short-term capital gains will be treated as ordinary income in the hands of the shareholders for federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of net long-term capital gains will be treated as long-term capital gains in the hands of the shareholders, if certain notice and designation requirements are satisfied, whether paid in cash or reinvested in additional shares, regardless of the length of time the investor has held shares of the Portfolio. The Fund has been informed that the separate accounts represented by the Contracts should, for federal income tax purposes, be considered the shareholders of each of the Portfolios.

To comply with regulations under Section 817(h) of the Code, each Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the United States Treasury and each U.S. government agency or instrumentality are treated as securities of separate issuers. Compliance with these diversification rules will limit the ability of the Money Market and Intermediate High Grade Portfolios, in particular, to invest more than 55% of their assets in direct obligations of the United States Treasury or to invest primarily in securities issued by a single agency or instrumentality of the U.S. government.

The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued.

In the event that rules or regulations are adopted, there can be no assurance that the Portfolios will be able to operate as currently described in this Prospectus, or that the Fund will not have to change the investment goal or investment policies of a Portfolio. While a Portfolio's investment goal is fundamental and may be changed only by a vote of a majority of the Portfolio's outstanding shares, the Fund's Board of Trustees reserves the right to modify the investment policies of a Portfolio as necessary to prevent any such prospective rules and regulations from causing a Contract owner to be considered the owner of the shares of the Portfolio.

Reference is made to the Contract prospectus for information regarding the federal income tax treatment of distributions.

Management of the Fund
Board of Trustees

Overall responsibility for management and supervision of the Fund and the Portfolios rests with the Fund's Board of Trustees. The Trustees approve all significant agreements between the Fund and the persons or companies that furnish services to the Fund and its Portfolios, including agreements with the Investment Advisers and/or Sub-Investment Adviser and Administrator of the Portfolios and with the Fund's custodian, transfer agent and distributor. The day-to-day operations of the Portfolios are delegated to the Investment Advisers and/or Sub-Investment Advisers and Administrator of the Portfolios. The identities and backgrounds of the Trustees and officers of the Fund, together with certain additional information about them, are contained in the Statement of Additional Information. The Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund.

Investment Advisers and Administrator

Each Portfolio's assets are managed separately. Subject to the supervision and direction of the Fund's Board of Trustees, the Investment Adviser of each Portfolio manages the Portfolio in accordance with the Portfolio's goal or goals and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and employs professional portfolio managers and securities analysts who provide research services to the Portfolio.

SBMFM, located at 388 Greenwich Street, New York, New York 10013, provides investment advisory and management services to investment companies affiliated with Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged through its subsidiaries principally in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. SBMFM renders investment advice to investment companies that had aggregate assets under management as of March 1, 1997, in excess of $ 80 billion.

TIMCO, located at One Tower Square, Hartford, CT 06183-2030, provides investment advisory and management services to investment companies affiliated with Holdings. TIMCO renders investment advice to investment companies that had aggregate assets under management as of March 1, 1997, of approximately of $1.4 billion.

Global Capital Management, located at 10 Piccadilly, London, W1V 9LA England, is a wholly owned subsidiary of Holdings. Global Capital Management is responsible for and selects the Diversified Strategic Income Portfolio's investments in foreign securities and selects brokers and dealers that execute the Portfolio's investments in foreign securities. Global Capital Management renders investment advice to institutional clients and investment companies with aggregate assets under management, as of March 1, 1997, of approximately $ 2.1 billion.

VKAC, located at One Parkview Plaza, Oakwood Terrace, Illinois, 60181, is a wholly owned subsidiary of VK/AC Holding, Inc. VK/AC Holding, Inc. is a wholly owned subsidiary of Morgan Stanley Group Inc.

On February 5, 1997, Morgan Stanley Group Inc. and Dean Witter, Discover & Co. announced that they had entered into an Agreement and Plan of Merger to form a new company to be named Morgan Stanley, Dean Witter, Discover & Co.
Subsequent to certain conditions being met, it is currently anticipated that the transaction will close in mid-1997. Thereafter, VKAC will be an indirect subsidiary of Morgan Stanley Dean Witter, Discover & Co.

VKAC, together with its predecessors, has been in the investment advisory business since 1926. VKAC provides investment advice to investment companies and has aggregate assets under management or supervision as of March 1, 1997 in excess of approximately $57 billion.


Portfolio Management

Appreciation Portfolio - Harry D. Cohen is a Vice President and Investment Officer of the Fund, and a Managing Director of Smith Barney. Prior to July 1993, Mr. Cohen served as Executive Vice President of Shearson Lehman Brothers Inc. ("Shearson Lehman Brothers").

Diversified Strategic Income Portfolio - James C. Conroy is a Vice President and Investment Officer of the Fund, and a Managing Director of Smith Barney. Prior to July 1993, Mr. Conroy served as Managing Director of Shearson Lehman Brothers. Victor Filatov of Global Capital Management is a Vice President and Investment Officer of the Fund. Prior to November 1993, Mr. Filatov was a Vice President of J.P. Morgan Securities, Inc.

Emerging Growth Portfolio - Gary Lewis is a Vice President and Investment Officer of the Fund, and Senior Vice President of VKAC. Mr. Lewis has been a Portfolio Manager at VKAC since 1989.

Equity Income Portfolio - Jack S. Levande is a Vice President and Investment Officer of the Fund, and a Managing Director of Smith Barney. Prior to July 1993, Mr. Levande served as Managing Director of Shearson Lehman Brothers

Equity Index Portfolio - Kent A. Kelley is Chief Executive Officer of TIMCO. Mr. Kelley joined TIMCO in 1986. Mr. Sandip A. Bhagat is a Vice President and Investment Officer of the Fund, and President of TIMCO. Mr. Bhagat joined TIMCO in 1987.

Growth & Income Portfolio - R. Jay Gerken is a Vice President and Investment Officer of the Fund, and a Managing Director of Smith Barney. Prior to July 1993, Mr. Gerken served as Managing Director of Shearson Lehman Brothers. George V. Novello is a Vice President and Investment Officer of the Fund, and a Managing Director of Smith Barney. Prior to July 1993, Mr. Novello served as Managing Director of Shearson Lehman Brothers.

Intermediate High Grade Portfolio - George Rupert Vernon, Jr. is a Vice President of Smith Barney. Mr. Vernon is a Fixed Income Portfolio Manager of Greenwich Street Advisers, a division of SBMFM.

International Equity Portfolio - Jeffrey Russell is a Vice President and Investment Officer of the Fund, and a Managing Director of Smith Barney.

Total Return Portfolio - John G. Goode is a Vice President and Investment Officer of the Fund, and Chairman and Chief Investment Officer of Davis Skaggs Investment Management, a division of SBMFM.

Money Market Portfolio - Phyllis Zahorodny is a Vice President and Investment Officer of the Fund, and the Managing Director of Taxable Money Markets of SBMFM.

The Fund's management discussion and analysis, and additional performance information regarding the Portfolios of the Fund during the fiscal year ended December 31, 1996, is included in the Annual Report dated December 31, 1996. A copy of the Annual Report may be obtained upon request without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.

Custodian and Transfer Agent

PNC, located at 17th and Chestnut Streets, Philadelphia, PA 19103, acts as custodian of the Appreciation, Emerging Growth, Equity Income, Equity Index, Growth & Income, Intermediate High Grade, Money Market and Total Return Portfolios' investments generally.

Chase, located at MetroTech Center, Brooklyn, New York 11245, acts as the custodian of the International Equity and Diversified Strategic Income Portfolios' investments generally.



   The Transfer Agent, First Data Investor Services Group, Inc., is located at Exchange Place, Boston, Massachusetts 02109.

Distributor

Smith Barney, a subsidiary of Holdings, located at 388 Greenwich Street, New York, New York, 10013, serves as distributor of the Fund's shares, for which it receives no separate fee from the Fund. Insurance companies offering the Contracts pay Smith Barney for the services it provides and the expenses it bears in distributing the Contracts, including payment of commissions for sales. Insurance companies offering the Contracts will bear certain additional costs in connection with the offering of the Fund's shares, including the costs of printing and distributing prospectuses, statements of additional information and sales literature.




Additional Information
Formation

The Fund was organized on May 13, 1991, under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust. " The Fund is registered with the SEC as a diversified, open-end management investment company, as defined in the 1940 Act. The Fund commenced operations on October 16, 1991, under the name Shearson Series Fund. On July 30, 1993 and October 14, 1994, the Fund changed its name to Smith Barney Shearson Series Fund and Smith Barney Series Fund, respectively.

Shares of Beneficial Interest

The Fund offers shares of beneficial interest of separate series with a par value of $.001 per share. Shares of ten series have been authorized, which represent the interests in the ten Portfolios described in this Prospectus. When matters are submitted for shareholder vote, shareholders of each Portfolio will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.

For a discussion of the rights of Contract owners concerning the voting of shares, please refer to the Contract prospectus.

Generally, shares of the Fund vote by individual Portfolio on all matters except (a) matters affecting only the interests of more than one of the Portfolios, in which case shares of the affected Portfolios would be entitled to vote, or (b) when the 1940 Act requires that shares of the Portfolios be voted in the aggregate. All shares of the Fund vote together as one series for the election of Trustees. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Fund's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Fund's outstanding shares. In addition, shareholders who meet certain criteria will be assisted by the Fund in communicating with other shareholders in seeking the holding of such a meeting.

The Fund sends to each owner of a Contract a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Portfolios at the end of the period covered. Contract owners may make inquiries regarding the Fund and its Portfolios, including the current performance of the Portfolios, of a Smith Barney Financial Consultant.

The Portfolios' Performance
Yield

The Money Market Portfolio may, from time to time, include the yield and effective yield in advertisements or reports to shareholders or prospective investors. Current yield for the Money Market Portfolio will be based on income received by a hypothetical investment over a given seven-day period (less expenses accrued during the period), and then "annualized" (i.e., assuming that the seven-day yield would be received for fifty-two weeks, stated in terms of an annual percentage return on the investment). "Effective yield" for the Money Market Portfolio will be calculated in a manner similar to that used to calculate yield, but will reflect the compounding effect of earnings on reinvested dividends.

For the Diversified Strategic Income Portfolio and the Intermediate High Grade Portfolio, from time to time, the Fund may advertise the thirty-day yield. The yield of a Portfolio refers to the income generated by an investment in such Portfolio over the thirty-day period identified in the advertisement and is computed by dividing the net investment income per share earned by the Portfolio during the period by the net asset value per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semi-annually. The annualized income is then shown as a percentage of the net asset value.

Total Return

From time to time, a Portfolio other than the Money Market Portfolio may advertise its "average annual total return" over various periods of time. Such total return figure shows the average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Portfolio's operations, or on a year-by-year basis). When considering average annual total return figures for periods longer than one year, it is important to note that the relevant Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period. A Portfolio also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in a Portfolio's share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions).

It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the Portfolios' yield and total return. Shareholders may make inquiries regarding a Portfolio, including current yield quotations or total return figures, of a Smith Barney Financial Consultant.

In reports or other communications to shareholders or in advertising material, a Portfolio may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities, such as the S&P 500, Salomon Brothers World Government Bond Index, Lehman Brothers Government Bond Index and Lehman Brothers Mortgage-Backed Securities Index, with the Consumer Price Index, Dow Jones Industrial Average or NASDAQ, or with investment or savings vehicles. The performance information also may include evaluations of the Portfolios published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, Mutual Fund Forecaster, The New York Times, Stranger's Investment Advisor, USA Today, U.S. News & World Report and The Wall Street Journal. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Any such advertisement also would include the standard performance information required by the SEC as described above. For these purposes, the performance of the Portfolios, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce a Portfolio's performance.

A Portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.


Appendix
Certain Investment Strategies

In attempting to achieve its investment goal or goals, a Portfolio may employ, among others, one or more of the strategies set forth below. More detailed information concerning these strategies and their related risks is contained in the Statement of Additional Information.

In the future, the Fund may desire to employ additional investment strategies, including, in the case of Portfolios not currently authorized to engage in futures activity, such hedging strategies as entering into futures contracts and related options. The Fund will do so only upon 60 days' notice to shareholders of the Portfolios involved and in conformity with its investment restrictions.

Repurchase Agreements. The Money Market Portfolio will enter into repurchase agreements with respect to U.S. government securities and each other Portfolio may engage in repurchase agreement transactions on portfolio securities, in each case with banks which are the issuers of instruments acceptable for purchase by the Portfolio and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be monitored by the relevant Portfolio's Investment Adviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest. A Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert these rights. Each Portfolio's Investment Adviser, acting under the supervision of the Fund's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks. A repurchase agreement is considered to be a loan collateralized by the underlying securities under the 1940 Act.

Lending of Securities. Each Portfolio, other than the Money Market Portfolio, may lend its portfolio securities to brokers, dealers and other financial organizations. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Loans of portfolio securities, if and when made, by a Portfolio may not exceed 33 1/3% of the Portfolio's total assets, taken at value. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio involved.

Futures and Options on Futures. When deemed advisable by their respective Investment Advisers, the Intermediate High Grade, Diversified Strategic Income, Equity Income, Emerging Growth, International Equity, Total Return and Growth & Income Portfolios may enter into interest rate futures contracts; the Equity Income, Equity Index, Emerging Growth, International Equity, Total Return and Growth & Income Portfolios may enter into stock index futures contracts; the Diversified Strategic Income, International Equity and Emerging Growth Portfolios may enter into foreign currency futures contracts; and each such Portfolio may enter into related options that are traded on a U.S. exchange or board of trade. These transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates, market conditions and currency values, as the case may be. The Equity Index, Emerging Growth, International Equity and Total Return Portfolios will enter into futures and options on futures to purchase stock indices in anticipation of future purchases of securities ("long positions"). All futures and options contracts will be entered into only when the transactions are economically appropriate to the reduction of risks inherent in the management of the Portfolio involved.

An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Similarly, a foreign currency futures contract provides for the future sale by one party and the purchase by another party of a certain amount of a particular currency at a specified price, date, time and place. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally entered into. An option on an interest rate, stock index or currency futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time prior to the expiration date of the option.

The use of futures contracts and options on futures contracts as a hedging device involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities, index or currency, on the one hand, and price movements in the securities that are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time.

A Portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options to establish such positions that are not bona fide hedging positions (as defined by the Commodity Futures Trading Commission) exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on futures contracts into which it has entered. With respect to long positions in futures or options on futures, a Portfolio will "cover" the position in a manner consistent with SEC guidance.

When-Issued Securities and Delayed-Delivery Transactions. The Intermediate
High Grade, Diversified Strategic Income, Equity Income, Growth & Income,
Total Return, Emerging Growth and International Equity Portfolios may purchase and sell securities on a when-issued basis, which calls for the purchase (or sale) of securities at an agreed-upon price on a specified future date. A Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, a Portfolio prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the returns obtained on such securities may be higher or lower than the returns available in the market on the dates when the investments are actually delivered to the buyers. A Portfolio will establish a segregated account consisting of cash, U.S.
government securities,    debt obligations of any grade or equity securities in
an amount equal to or greater than the amount of its when-issued and delayed-delivery commitments, provided such securities have been determined by the Investment Adviser to be liquid and unencumbered, and are marked to market
daily pursuant to guidelines established by the Trustees.     Placing
securities rather than cash in the segregated account may have a leveraging effect on the Portfolio's net assets. A Portfolio will not accrue income with respect to a when-issued security prior to its stated delivery date.

Purchasing Options on Securities and Stock Indices. The Intermediate High Grade, Diversified Strategic Income, Total Return, Emerging Growth, International Equity and Equity Income Portfolios may purchase put and call options that are traded on a U.S. securities exchange and the Total Return, Emerging Growth, International Equity and Diversified Strategic Income Portfolios may also purchase such options on, foreign exchanges and in the over-the-counter market. The Portfolios may utilize up to 10% of their respective assets to purchase put options on portfolio securities and may do so at or about the same time that they purchase the underlying security or at a later time. By buying a put, a Portfolio limits its risk of loss from a decline in the market value of the underlying security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. The Portfolios may utilize up to 10% of their respective assets to purchase call options on portfolio securities. Call options may be purchased by a Portfolio in order to acquire the underlying securities for the Portfolio at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. A Portfolio also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

Prior to their expirations, put and call options may be sold in closing sale transactions (sales by a Portfolio, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

The Equity Index, Total Return, Emerging Growth and International Equity Portfolios may purchase call options on stock indices. The Total Return Portfolio may also write call options and buy put options on stock indices. Options on stock indices are similar to options on securities. However, options on stock indices do not involve the delivery of an underlying security; rather, the options represent the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. In purchasing put options on a stock index, the Total Return Portfolio seeks to benefit from a decline in the value of the stocks underlying the index or seeks to hedge against the risk of loss on securities that it holds. In purchasing call options on a stock index, the Portfolio seeks to participate in an advancing market in anticipation of becoming more fully invested in equity securities.

The advisability of using stock index options to hedge against the risk of marketwide movements will depend on the extent of diversification of the stock investments of the Fund and the sensitivity of its stock investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Portfolio's securities investments correlate with price movements in the stock index selected.

Covered Option Writing. The Intermediate High Grade, Diversified Strategic Income, Equity Income, Equity Index, Total Return, International Equity, Emerging Growth and Growth & Income Portfolios may write put and call options on securities. Each Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option written by a Portfolio has the right to compel the Portfolio to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option written by a Portfolio has the right to purchase from the Portfolio the underlying security owned by the Portfolio at the agreed-upon price for a specified time period.

Upon the exercise of a put option written by a Portfolio, the Portfolio may suffer a loss equal to the difference between the price at which the Portfolio is required to purchase the underlying security plus the premium received for writing the option and its market value at the time of the option exercise. Upon the exercise of a call option written by a Portfolio, the Portfolio may suffer a loss equal to the difference between the security's market value at the time of the option exercise less the premium received for writing the option and the Portfolio's acquisition cost of the security.

The Portfolios with option-writing authority will write only covered options. Accordingly, whenever a Portfolio writes a call option, it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, a Portfolio that has written a put option will either (a) deposit with the Portfolio's
custodian in a segregated account cash, U.S. government securities,    debt
obligations of any grade or equity securities having a value equal to or greater than the exercise price of the underlying securities, provided such securities have been determined by the Investment Adviser to be liquid and unencumbered, and are marked to market daily pursuant to guidelines
established by the Trustees     or (b) continue to own an equivalent number of
puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Portfolio) or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts that it holds are less than the exercise prices of those that it has written, it will deposit the difference with the Portfolio's custodian in a segregated account).

A Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, a Portfolio would purchase, prior to the holder's exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio desires to terminate its obligation. The obligation of a Portfolio under an option that it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as the result of the transaction. There can be no assurance that a Portfolio will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Portfolios with option-writing authority ordinarily will write options only if a secondary market for the options exists on a U.S. securities exchange or in the over-the-counter market. The staff of the SEC considers most over-the-counter options to be illiquid. The ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and also may involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio involved.

Short Sales Against the Box. The Equity Income, Total Return, International Equity and Emerging Growth Portfolios may make short sales of common stock if, at all times when a short position is open, the Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker-dealer on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with the Portfolio's Custodian.

Forward Roll Transactions. In order to enhance current income, the Intermediate High Grade and Diversified Strategic Income Portfolios may enter into forward roll transactions with respect to mortgage-related securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, a Portfolio sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will generate income for the Portfolio exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. At the time a Portfolio enters into a forward roll transaction, it will place in a
segregated custodial account cash, U.S. government securities,    debt
obligations of any grade or equity securities having a value equal to or greater than the repurchase price (including accrued interest) provided such securities have been determined by the Investment Adviser to be liquid and unencumbered, and are marked to market daily pursuant to guidelines
established by the Trustees    , and will subsequently monitor the account to
insure that such equivalent value is maintained. Forward roll transactions are considered to be borrowings by a Portfolio.

Currency Exchange Transactions and Options on Foreign Currencies. The Diversified Strategic Income, International Equity and Emerging Growth Portfolios may engage in currency exchange transactions and purchase exchange-traded put and call options on foreign currencies in order to protect against uncertainty in the level of future currency exchange rates. The Portfolio will conduct its currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market or through entering into forward contracts to purchase or sell currencies. The Portfolio's dealings in forward currency exchange and options on foreign currencies are limited to hedging involving either specific transactions or portfolio positions. A forward currency contract involves an obligation to purchase or sell a specific currency for an agreed-upon price at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties. These contracts are entered into in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. An option on a foreign currency gives the purchaser, in return for a premium, the right to sell, in the case of a put, and buy, in the case of a call, the underlying currency at a specified price during the term of the option.

Reverse Repurchase Agreements. The Intermediate High Grade, Diversified Strategic Income, Equity Income and International Equity Portfolios may enter into reverse repurchase agreement transactions with member banks of the
Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the Portfolio, involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed-upon price and date. The Portfolio typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of the proceeds is known as leverage. The Portfolio will enter into a reverse repurchase agreement for leverage purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Portfolio also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the Portfolio's securities is considered to be disadvantageous. At the time a Portfolio enters into a reverse repurchase agreement with a broker-dealer (but not a bank), it will place in a segregated custodial account cash,
U.S. government securities,    debt obligations of any grade or equity
securities having a value equal to its obligations under the reverse repurchase agreements, provided such securities have been determined by the Investment Adviser to be liquid and unencumbered, and are marked to market daily pursuant to guidelines established by the Trustees.

Index Strategy. The Equity Index Portfolio will invest in the common stocks of the companies represented in the S&P 500 with the goal of matching, before deduction of operating expenses, the price and yield performance of the S&P
500. The S&P 500 is composed of 500 selected common stocks, most of which are listed on the NYSE. S&P chooses the stocks to be included in the S&P 500 solely on a statistical basis. The S&P 500 is a trademark of S&P and inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment. S&P is neither a sponsor nor in any way affiliated with the Portfolio.

The weightings of stocks in the S&P 500 are based on each stock's relative total market value; that is, its market price per share times the number of shares outstanding. The Portfolio's Investment Adviser generally will select stocks for the Portfolio in the order of their weightings in the S&P 500, beginning with the heaviest weighted stocks.

The Portfolio's Investment Adviser expects that, once the Portfolio's assets reach $25 million, the correlation between the performance of the Portfolio and that of the S&P 500 will be above 0.95, with a figure of 1.00 indicating perfect correlation. Perfect correlation would be achieved when the Portfolio's net asset value per share increases and decreases in exact proportion to changes in the S&P 500. The Portfolio's ability to replicate the performance of the S&P 500 will depend to some extent on the size of cash flows into and out of the Portfolio. Investment changes to accommodate these cash flows will be made to maintain the similarity of the Portfolio's assets to the S&P 500 to the maximum extent practicable.

Investment in Utility Securities. The Equity Income Portfolio is subject to risks that are inherent in the utility industry, including difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resales, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. Costs incurred by utilities, such as fuel costs, are subject to immediate market action resulting from political or military forces operating in geographic regions, such as the Persian Gulf, where oil production is concentrated, while the rates of return of utility companies generally are subject to review and limitation by state public utility commissions, which results ordinarily in a lag between costs and return. There are substantial differences between the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will grant rate increases in the future or that such increases will be adequate to permit the payment of dividends on common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for these utilities to obtain adequate relief. Certain of the issuers of securities in the Portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants.

Each of the risks referred to above could adversely affect the ability and inclination of public utilities to declare or pay dividends and the ability of holders of common stock to realize any value from the assets of the issuer upon liquidation or bankruptcy. Many, if not all, of the utilities that are issuers of the securities expected to be included in the Portfolio have been experiencing one or more of these problems in varying degrees. Moreover, price disparities within selected utility groups and discrepancies in relation to averages and indices have occurred frequently for reasons not directly related to the general movements or price trends of utility common stocks. Causes of these discrepancies include changes in the overall demand for and supply of various securities (including the potentially depressing effect of new stock offerings) and changes in investment objectives, market expectations or cash requirements of other purchasers and sellers of securities.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information or the Fund's official sales literature in connection with the offering of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any state in which, or to any person to whom, the offer may not lawfully be made.




Symphony


IDS Life Insurance Company
IDS Tower 10
Minneapolis, Minnesota 55440-0010

                           SMITH BARNEY SERIES FUND

                        PROSPECTUS DATED APRIL 29, 1997

  Smith Barney Series Fund (the "Fund") is a diversified, open-end management investment company--a mutual fund--with ten portfolios, each with separate goals and investment policies. The Appreciation Portfolio (the "Portfolio") is the only portfolio offered herein.

  THE APPRECIATION PORTFOLIO'S goal is long-term appreciation of capital. This Portfolio invests primarily in equity securities.

  There can be no guarantee that the Portfolio's goal will be achieved because any investment involves risks. Discussions of the investments which the Portfolio will make, and their related risks, are found in the sections of this Prospectus entitled "Investment Goal and Policies of the Portfolio," "Additional Investments" and "Special Considerations" and the Appendix to this Prospectus.

  This Prospectus sets forth certain information that you should know about the Fund and the Portfolio before investing and should be retained for future reference. Additional information about the Fund and the Portfolio has been filed with the Securities and Exchange Commission (the "SEC") in a document entitled "Statement of Additional Information," dated April 29, 1997, as amended or supplemented from time to time, which is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth below or by contacting a Smith Barney Financial Consultant.

  The Fund is responsible only for statements that are included in this Prospectus, the Statement of Additional Information or in authorized sales material. The Statement of Additional Information is incorporated by reference into this Prospectus in its entirety. You cannot buy shares of the Fund directly. You can invest in the Fund by buying separate accounts which fund certain variable annuity and variable life insurance contracts (each referred to herein as a "Contract") offered by designated insurance companies.

  THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT PROSPECTUS OF THE CONTRACT. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                          SMITH BARNEY SERIES FUND
                                          388 GREENWICH STREET
                                          NEW YORK, NEW YORK 10013

Contract Owner Inquiries: (800) 451-2010

                                    CONTENTS

SYNOPSIS....................................................................   1
EXPENSES OF THE PORTFOLIO...................................................   2
INVESTMENT GOAL AND POLICIES OF THE PORTFOLIO...............................   3
ADDITIONAL INVESTMENTS......................................................   3
CERTAIN INVESTMENT GUIDELINES...............................................   4
SPECIAL CONSIDERATIONS AND RISK FACTORS.....................................   4
PORTFOLIO TRANSACTIONS......................................................   5
NET ASSET VALUE.............................................................   5
HOW TO USE THE FUND.........................................................   6
DIVIDENDS AND TAXES.........................................................   7
MANAGEMENT OF THE FUND......................................................   8
PORTFOLIO MANAGEMENT........................................................   8
CUSTODIAN AND TRANSFER AGENT................................................   9
DISTRIBUTOR.................................................................   9
ADDITIONAL INFORMATION......................................................   9
THE PORTFOLIO'S PERFORMANCE.................................................  10
APPENDIX.................................................................... A-1

                                   SYNOPSIS

THE FUND

  The Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which currently offers a selection of ten portfolios. The Appreciation Portfolio (the "Portfolio") is the only portfolio available hereunder. See "Investment Goal and Policies of the Portfolio" and "Additional Information."

MANAGEMENT

  The organizations that perform services for the Portfolio are listed below and are described more fully under "Management of the Fund."

NAME                                                           SERVICE
----                                                           -------
                                                   Investment Adviser and
Smith Barney Mutual Funds Management Inc. ........ Administrator
 ("SBMFM")
Smith Barney Inc. ................................ Distributor
 ("Smith Barney")
PNC Bank, National Association.................... Custodian
 ("PNC")
                                                   Transfer and Dividend Paying
First Data Investor Services Group. Inc. ......... Agent
 (the "Transfer Agent")

  The Portfolio pays SBMFM, its Investment Adviser, a fee at the annual percentage rate of 0.55% of the value of the Portfolio's average net assets. SBMFM, as Administrator of the Portfolio, is paid a fee at the annual percentage of 0.20% of the value of the Portfolio's average net assets. The management fees paid by the Portfolio are higher than those fees paid by most other investment companies, but not necessarily higher than those paid by funds with similar investment objectives and policies. See "Management of the Fund."

BUYING SHARES

  Shares of the Fund are offered only to Contract owners as set forth in the specific Contract. In the future, the Fund may establish additional portfolios which may or may not be available hereunder. See "How to Use the Fund."

REDEEMING SHARES

  Shares may be redeemed as described in the applicable Contract prospectus. See "How to Use the Fund."

SPECIAL CONSIDERATIONS

  Investors in the Fund should be aware of the following general observations. The market value of fixed-income securities, which may constitute a temporary part of the investments of the Portfolio, may vary inversely in response to changes in prevailing interest rates. The non-publicly traded and illiquid securities, which the Portfolio may hold, may have to be sold at lower prices, or may remain unsold, when the Portfolio desires to dispose of them. The foreign securities, including securities of developing countries, in which the Portfolio may invest, may be subject to certain risks in addition to those inherent in U.S. investments. The Portfolio may make certain investments and employ certain investment techniques that involve other risks, including entering into repurchase agreements and lending portfolio securities. These risks are described under "Investment Goal and Policies of the Portfolio," "Special Considerations and Risk Factors" and in the Appendix to this Prospectus.

                           EXPENSES OF THE PORTFOLIO

  The Portfolio will bear its own expenses. Operating expenses for the Portfolio generally will consist of all costs not specifically borne by its Investment Adviser and Administrator or the Fund's distributor, including organizational costs, investment advisory and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. From time to time, the Investment Adviser and/or Administrator of the Portfolio may waive all or a portion of the fees payable to it by the Portfolio, thereby reducing the expenses of the Portfolio. A detailed description of the expenses involved in investing in a Contract and the Portfolio is included in the Contract prospectus.

FINANCIAL HIGHLIGHTS

  The following information for the fiscal years ended December 31, 1996 and 1995 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1996. The information with respect to the four years ended December 31, 1994 has been audited by other auditors whose report thereon appears in the Fund's Annual Report dated December 31, 1994. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

-------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
For a share of beneficial interest outstanding throughout each period:

APPRECIATION PORTFOLIO      1996     1995     1994      1993     1992    1991(1)
----------------------    --------  -------  -------   -------  -------  -------
NET ASSET VALUE,
 BEGINNING OF YEAR......  $  14.39  $ 11.54  $ 11.80   $ 11.13  $ 10.49  $ 10.00
INCOME (LOSS) FROM
 OPERATIONS:
  Net investment
   income...............       .27     0.23     0.20      0.15     0.11     0.01
  Net realized and
   unrealized gains
   (loss) on
   investments..........      2.60     3.04    (0.32)     0.63     0.53     0.48
                          --------  -------  -------   -------  -------  -------
    Total Income (Loss)
     From Operations....      2.87     3.27    (0.12)     0.78     0.64     0.49
                          --------  -------  -------   -------  -------  -------
LESS DISTRIBUTIONS:
  Net Investment
   income...............     (0.25)   (0.21)   (0.14)    (0.11)    0.00*     --
  Net realized gains....     (1.15)   (0.21)     --        --       --       --
                          --------  -------  -------   -------  -------  -------
    Total
     Distributions......     (1.40)   (0.42)   (0.14)    (0.11)     --       --
                          --------  -------  -------   -------  -------  -------
NET ASSET VALUE, END OF
 YEAR...................  $  15.86  $ 14.39  $ 11.54   $ 11.80  $ 11.13  $ 10.49
                          --------  -------  -------   -------  -------  -------
TOTAL RETURN............     19.77%   28.84%   (1.12)%    7.03%    6.13%    4.90%++
                          --------  -------  -------   -------  -------  -------
NET ASSETS, END OF YEAR
 (000'S)................  $101,232  $94,492  $80,823   $77,843  $53,450  $11,436
                          --------  -------  -------   -------  -------  -------
RATIOS TO AVERAGE NET
 ASSETS:
  Expenses..............      0.85%    0.97%    0.88%     1.01%    1.00%    0.94%+
  Net investment
   income...............      1.59     1.65     1.75      1.35     1.61     3.00+
                          --------  -------  -------   -------  -------  -------
Portfolio Turnover
 Rate...................        39%      43%      61%       33%      14%     --
                          --------  -------  -------   -------  -------  -------
Average Commissions Paid
 on Equity Security
 Transactions(2)........  $   0.06  $  0.06      --        --       --       --
                          --------  -------  -------   -------  -------  -------

(1) For the period from October 16, 1991 (commencement of operations) to December 31, 1991.

(2) As of September 1995 the SEC instituted new guidelines requiring disclosure of average commissions per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+  Annualized.
*  Amount represents less than $0.01.

                 INVESTMENT GOAL AND POLICIES OF THE PORTFOLIO

  Set forth below is a description of the investment goal and policies of the Portfolio. The investment goal of the Portfolio may not be changed without the approval of the holders of a majority (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the outstanding shares of the Portfolio. There can, of course, be no guarantee that the Portfolio will achieve its investment goal. Additional information about investment strategies that the Portfolio may employ and investment policies mentioned below appears in the Appendix to this Prospectus and in the Statement of Additional Information. A description of the corporate bond and commercial paper rating systems of Standard & Poor's Ratings Group ("S&P"), Moody's Investors Service, Inc. ("Moody's") and other nationally recognized statistical rating organizations ("NRSROs") is also contained in the Statement of Additional Information.

  GOAL--The Portfolio's goal is long-term appreciation of capital.

  INVESTMENT POLICIES--The Portfolio will attempt to achieve its goal by investing primarily in equity and equity-related securities that are believed to afford attractive opportunities for appreciation. For example, the Portfolio may invest in the securities of companies whose earnings are expected to increase, companies whose securities prices are lower than are believed justified in relation to their underlying assets or earning power or companies in which changes are anticipated that would result in improved operations or profitability. The Portfolio's investments will be broadly diversified among different industries. In analyzing securities for investment, SBMFM will consider many different factors, including past growth records, management capability, future earnings prospects and technological innovation, as well as general market and economic factors that can influence the price of securities.

  Under normal market conditions, substantially all--but not less than 65%--of the Portfolio's assets will consist of common stocks, but the Portfolio also may hold securities convertible into common stocks and warrants. When SBMFM believes that a conservative or defensive investment posture is warranted or when opportunities for capital appreciation do not appear attractive, the Portfolio may invest temporarily in debt obligations, preferred securities or short-term money market instruments. The Portfolio may, from time to time, lend its portfolio securities and invest in securities of non-U.S. issuers in the form of depository receipts representing interests in the common stocks of foreign issuers.

                            ADDITIONAL INVESTMENTS

MONEY MARKET INSTRUMENTS

  The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation. Short-term instruments in which the Portfolio may invest include: U.S. government securities: obligations of banks having at least $1 billion in assets (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks, U.S. savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the two highest rating categories; and repurchase agreements with respect to any of the foregoing entered into with banks and non-bank dealers approved by the Fund's Board of Trustees.

  Currently, there are six NRSROs: S&P, Moody's, Fitch Investors Services, Inc., Duff and Phelps Credit Rating Co., IBCA Limited and its affiliate, IBCA, Inc. and Thomson Bankwatch. A discussion of the ratings categories of the NRSROs is contained in the Appendix to the Statement of Additional Information.

U.S. GOVERNMENT SECURITIES

  The U.S. government securities in which the Portfolio may invest include: direct obligations of the United States Treasury (such as Treasury Bills, Treasury Notes and Treasury Bonds), and obligations issued by U.S.

government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as certificates issued by GNMA); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported only by the credit of the instrumentality (such as bonds issued by FNMA and FHLMC). Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

  The Portfolio may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the securityholder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed in either of the aforementioned forms or a combination of those forms.

  Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolio over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the United States or foreign governments or intervention by central banks also could affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for particular Exchange Rate-Related Securities due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

                         CERTAIN INVESTMENT GUIDELINES

  Up to 10% of the total assets of the Portfolio may be invested in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including repurchase agreements with maturities greater than seven days and time deposits maturing in more than seven calendar days. The Portfolio may borrow from banks for temporary or emergency purposes, but not for leverage, in an amount up to 30% of its assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever borrowings from banks exceed 5% of the value of the assets of the Portfolio, the Portfolio will not make any additional investments. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of Trustees of the Fund. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS

  This section describes certain investments of the Portfolio and related risks. Further information concerning investments of the Portfolio and related risks may be found in the Appendix to this Prospectus and in the Statement of Additional Information.

FIXED-INCOME SECURITIES

  The market value of fixed-income obligations of the Portfolio will be affected by general changes in interest rates, which will result in increases or decreases in the value of fixed-income obligations held by the Portfolio. The market value of the Portfolio's fixed-income obligations can be expected to vary inversely in relation to changes in prevailing interest rates. In addition, fixed-income securities in which the Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

NON-PUBLICLY TRADED AND ILLIQUID SECURITIES

  The Portfolio may purchase securities that are not publicly traded. The sale of securities that are not publicly traded is typically restricted under federal securities laws. As a result, the Portfolio may be forced to sell these securities at less than fair market value or may not be able to sell them when its Investment Adviser believes it desirable to do so. The Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

FOREIGN SECURITIES

  The Portfolio may invest in obligations of companies and governments of foreign nations, which involve certain risks in addition to the usual risks inherent in U.S. investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to U.S. companies. The performance of the Portfolio investing in foreign securities may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolio, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the return on such securities. Changes in foreign currency exchange rates may affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the expense of maintaining securities with foreign custodians.

                            PORTFOLIO TRANSACTIONS

  All orders for transactions in securities on behalf of the Portfolio will be placed by its Investment Adviser with broker-dealers that the Adviser selects, including Smith Barney and other affiliated brokers. The Portfolio may utilize Smith Barney or a Smith Barney-affiliated broker in connection with a purchase or sale of securities when the Portfolio's Investment Adviser believes that the broker's charge for the transaction does not exceed usual and customary levels.

                                NET ASSET VALUE

  The value of an individual share of the Portfolio is the net asset value of that share. The net asset value per share of the Portfolio will be calculated separately on each day, Monday through Friday, except on days when the New York Stock Exchange, Inc. (the "NYSE") is closed. The NYSE is currently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share of the Portfolio is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., New York time).

  Net asset value per share is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding. Generally, the Portfolio's investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Fund's Board of Trustees. A security that is primarily traded on a U.S. or foreign exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Trustees or its delegates. Over-the-counter securities that are not traded through the National Market System and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued on the basis of the mean between the bid and asked prices at the close of business on each day. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost when the Fund's Board of Trustees determines that this constitutes fair value. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.

                              HOW TO USE THE FUND


INVESTING IN THE FUND

  Shares of the Fund are currently offered exclusively to Contract owners. To find out which insurance companies offer Contracts that are eligible to invest in the Fund, call the Fund at (800) 451-2010. For further information, see the description provided in the Contract prospectus.

SALES CHARGES AND SURRENDER CHARGES

  The Fund does not assess any sales charge, either when it sells or when it redeems shares of the Portfolio. However, surrender charges that may be assessed under the Contract are described in the Contract prospectus. Mortality and expense risk fees and other charges are also described in the Contract prospectus.

REDEEMING AND EXCHANGING SHARES

  The Fund will redeem shares in response to full or partial surrenders of a Contract. Generally, payment upon redemption will be made within three business days after receiving a valid redemption request (unless redemption is suspended or payment is delayed as permitted in accordance with SEC regulations). The Fund will use the net asset value at the close of trading on the NYSE on the day the notice of surrender or transfer is received. If the request is received after the close of trading on the NYSE, the shares will be redeemed at the net asset value at the close of the next business day. The value of any redeemed shares may be more or less than their original purchase price.

  A detailed description of how to surrender the Contract is included in the Contract prospectus.

                              DIVIDENDS AND TAXES

DIVIDENDS

  NET INVESTMENT INCOME. Dividends and distributions will be automatically reinvested, without a sales charge, in the shareholder's account at net asset value in additional shares of the Portfolio, unless the shareholder instructs the Portfolio to pay all dividends and distributions in cash. Net investment income, including dividends on stocks and interest on bonds or other securities the Fund holds, is distributed to the shareholders of the Portfolio annually.

  CAPITAL GAINS. Distributions of any net realized capital gains of the Portfolio will be paid annually shortly after the close of the fiscal year in which they are earned.

TAXES

  In the opinion of counsel to the Fund, the Portfolio will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of investment income and capital gains earned will be determined on a portfolio (rather than on a Fund-wide) basis.

  The Fund intends that the Portfolio will separately meet the requirements for qualification each year as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a regulated investment company, the Portfolio must meet certain income and diversification tests, including the requirement that it derive less than 30% of its gross income in each taxable year from the sale or other disposition of (a) stock or securities held for less than three months;
(b) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held for less than three months and
(c) foreign currencies (or options, futures or forward contracts on such foreign currencies) held for less than three months but only if such currencies (or options, futures or forward contracts) are not directly related to the Portfolio's principal business of investing in stock or securities (or options or futures with respect to stock or securities). As a regulated investment company and provided certain distribution requirements are met, the Portfolio will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders.

  Dividends paid by the Portfolio from taxable investment income and distributions of short-term capital gains will be treated as ordinary income in the hands of the shareholders for federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of net long-term capital gains will be treated as long-term capital gains in the hands of the shareholders, if certain notice and designation requirements are satisfied, whether paid in cash or reinvested in additional shares, regardless of the length of time the investor has held shares of the Portfolio. The Fund has been informed that the separate accounts represented by the Contracts should, for federal income tax purposes, be considered the shareholders of the Portfolio.

  To comply with regulations under Section 817(h) of the Code, the Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of Section 817(h) of the Code, obligations of the United States Treasury and each U.S. government agency or instrumentality are treated as securities of separate issuers.

  The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued.

  In the event that rules or regulations are adopted, there can be no assurance that the Portfolio will be able to operate as currently described in this Prospectus, or that the Fund will not have to change the investment goal or investment policies of the Portfolio. While the Portfolio's investment goal is fundamental and may be changed only by a vote of a majority of the Portfolio's outstanding shares, the Fund's Board of Trustees reserves the right to modify the investment policies of the Portfolio as necessary to prevent any such prospective rules and regulations from causing a Contract owner to be considered the owner of the shares of the Portfolio.

  Reference is made to the Contract prospectus for information regarding the federal income tax treatment of distribution.

                            MANAGEMENT OF THE FUND

BOARD OF TRUSTEES

  Overall responsibility for management and supervision of the Fund and the Portfolio rests with the Fund's Board of Trustees. The Trustees approve all significant agreements between the Fund and the persons or companies that furnish services to the Fund and the Portfolio, including agreements with the Investment Adviser and Administrator of the Portfolio and with the Fund's custodian, transfer agent and distributor. The day-to-day operations of the Portfolio are delegated to the Investment Adviser and Administrator of the Portfolio. The identities and backgrounds of the Trustees and officers of the Fund, together with certain additional information about them, are contained in the Statement of Additional Information. The Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund.

INVESTMENT ADVISER AND ADMINISTRATOR

  The assets of each Portfolio of the Fund are managed separately. Subject to the supervision and direction of the Fund's Board of Trustees, the Investment Adviser of the Portfolio manages the Portfolio in accordance with its goal and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and employs professional portfolio managers and securities analysts who provide research services to the Portfolio.

  SBMFM, located at 388 Greenwich Street, New York, New York 10013, provides investment advisory and management services to investment companies affiliated with Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged through its subsidiary principally in four business segments: Investment Services. Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. SBMFM renders investment advice to investment companies that had aggregate assets under management as of March 1, 1997, in excess of $80 billion.

                             PORTFOLIO MANAGEMENT

  Harry D. Cohen is a Vice President and Investment Officer of the Fund and a Managing Director of Smith Barney. Prior to July 1993, Mr. Cohen served as Executive Vice President of Shearson Lehman Brothers Inc.

  The Fund's management discussion and analysis, and additional performance information regarding the portfolios of the Fund during the fiscal year ended December 31, 1996, is included in the Annual Report, dated December 31, 1996. A copy of the Annual Report may be obtained upon request without charge from a Smith Barney Financial Consultant or by writing or calling of the Fund at the address or phone number listed on the cover page of this Prospectus.

                         CUSTODIAN AND TRANSFER AGENT

  PNC, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, acts as custodian of the Portfolio's investment generally.

  The Transfer Agent, FIRST DATA INVESTOR SERVES GROUP, INC., is located at Exchange Place, Boston, Massachusetts 02109.

                                  DISTRIBUTOR

  SMITH BARNEY, a subsidiary of Holdings, located at 388 Greenwich Street, New York, New York 10013, serves as distributor of the Fund's shares, for which it receives no separate fee from the Fund. Insurance companies offering the Contracts pay Smith Barney for the services it provides and the expenses it bears in distributing the Contracts, including payment of commissions for sales. Insurance companies offering the Contracts will bear certain additional costs in connection with the offering of the Fund's shares, including the costs of printing and distributing prospectuses, statements of additional information and sales literature.

                            ADDITIONAL INFORMATION

FORMATION

  The Fund was organized on May 13, 1991, under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Fund registered with the SEC as a diversified, open-end management investment company, as defined in the 1940 Act. The Fund commenced operations on October 16, 1991, under the name Shearson Series Fund. On July 30, 1993 and October 14, 1994, the Fund changed its name to Smith Barney Shearson Series Fund and Smith Barney Series Fund, respectively.

SHARES OF BENEFICIAL INTEREST

  The Fund offers shares of beneficial interest of separate series with a par value of $0.001 per share. Shares of ten series have been authorized, which represent the interests in ten portfolios. When matters are submitted for shareholder vote, shareholders of each portfolio will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.

  For a discussion of the rights of Contract owners concerning the voting of shares, please refer to the Contract prospectus.

  Generally, shares of the Fund vote by individual portfolio on all matters except (a) matters affecting only the interests of more than one of the portfolios, in which case shares of the affected portfolios would be entitled to vote, or (b) when the 1940 Act requires that shares of the portfolios be voted in the aggregate. All shares of the Fund vote together as one series for the election of Trustees. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from the office upon the vote of shareholders holding at least two-thirds of the Fund's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Fund's outstanding shares. In addition, shareholders who meet certain criteria will be assisted by the Fund in communicating with other shareholders in seeking the holding of such a meeting.

  The Fund sends each owner of a Contract a semi-annual report and an annual report, each of which includes a list of the investment securities held by the Portfolio at the end of the period covered. Contract owners may make inquiries regarding the Fund and the Portfolio, including the current performance of the Portfolio, from a Smith Barney Financial Consultant.

                          THE PORTFOLIO'S PERFORMANCE

TOTAL RETURN

  From time to time, the Portfolio may advertise its "average annual total return" over various periods of time. Such total return figure shows average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Portfolio's operations, or on a year-by-year basis). When considering average annual total figures for periods longer than one year, it is important to note that the Portfolio's annual total return for any one year in the period might have been greater than the average for the entire period. A Portfolio also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in the Portfolio's share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions).

  It is important to note that total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the Portfolio's total return. Shareholders may make inquiries regarding the Portfolio, including total return figures, of a Smith Barney Financial Consultant.

  In reports or other communications to shareholders or in advertising material, the Portfolio may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities, such as the S&P 500, the Consumer Price Index, Dow Jones Industrial Average or NASDAQ, or with investment or savings vehicles. The performance information also may include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, Mutual Fund Forecaster, The New York Times, Stranger's Investment Advisor, USA Today, U.S. News & World Report and The Wall Street Journal. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Any such advertisement also would include the standard performance information required by the SEC as described above. For these purposes, the performance of the Portfolio, as well as the performance of other mutual funds or indices, does not reflect sales charges, the inclusion of which would reduce the Portfolio's performance.

  The Portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

Appendix
Certain Investment Strategies

In attempting to achieve its investment goal the Portfolio may employ, among others, one or more of the strategies set forth below. More detailed information concerning these strategies and their related risks is contained in the Statement of Additional Information.

In the future, the Fund may desire to employ additional investment strategies, including such hedging strategies as entering into futures contracts and related options. The Fund will do so only upon 60 days' notice to shareholders of the Portfolios involved and in conformity with its investment restrictions.

Repurchase Agreements. The Portfolio
may engage in repurchase agreement transactions on portfolio securities, in each case with banks which are the issuers of instruments acceptable for purchase by the Portfolio and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be monitored by the Portfolio's investment adviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert these rights. The Portfolio's investment adviser, acting under the supervision of the Fund's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks. A repurchase agreement is considered to be a loan collateralized by the underlying securities under the 1940 Act.

Lending of Securities. The Portfolio
may lend its portfolio securities to brokers, dealers and other financial organizations. By lending its securities, the Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Loans of portfolio securities, if and when made, by the Portfolio may not exceed 33 1/3% of the Portfolio's total assets, taken at value. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio.

No person has been authorized to give any information or to make any representation other than those contained in this Prospectus, the Statement of Additional Information or the Fund's official sales literature in connection with the offering of the Fund's shares, and if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any state in which, or to any person to whom, the offer may not lawfully be made

                                  PROSPECTUS


                           SMITH  BARNEY SERIES FUND

                       INTERMEDIATE HIGH GRADE PORTFOLIO


                                April 29, 1997

                           SMITH BARNEY SERIES FUND
                       Intermediate High Grade Portfolio
                             388 Greenwich Street
                           New York, New York 10013
                   Contract Owner Inquiries: (800) 451-2010

        Smith Barney Series Fund is a diversified, open-end management investment company (the "Fund"), with ten portfolios (the "Portfolios"), each with separate goals and investment policies. Shares of the Intermediate High Grade Portfolio (the "Portfolio") may be acquired only by investing in a qualifying variable annuity or variable life insurance contract (a "Contract") offered by participating life insurance companies.

        The Portfolio's investment goal is to provide as high a level of current income as is consistent with the protection of capital. The Portfolio invests in U.S. government securities and high-grade corporate bonds of U.S. issuers.

        There can be no guarantee that the Portfolio's investment goal will be achieved since any investment involves risks. Discussions of the Portfolio's investments, and their related risks, are found in the sections of this Prospectus entitled "Investment Goal and Policies of the Portfolio," "Additional Investments" and "Special Considerations and Risk Factors."

        This Prospectus, which sets forth certain information about the Fund and the Portfolio that you should know before investing, should be read in conjunction with the applicable Contract prospectus and retained for future reference. Additional information about the Fund and the Portfolio has been filed with the Securities and Exchange Commission (the "SEC") in a document entitled "Statement of Additional Information," dated April 29, 1997, as amended or supplemented from time to time, which is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth below or by contacting a representative of a participating life insurance company.

        The Fund is responsible only for statements that are included in this Prospectus, the Statement of Additional Information or in authorized sales material. The Statement of Additional Information is incorporated by reference into this Prospectus in its entirety.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT CONTRACT PROSPECTUS. BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE

REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                 The date of this Prospectus is April 29, 1997.

                                    CONTENTS
================================================================================

Summary ...................................................................    1
Expenses of the Portfolio .................................................    2
FINANCIAL HIGHLIGHTS ......................................................    2
Investment Goal and Policies of the Portfolio .............................    3
Additional Investments ....................................................    3
Certain Investment Guidelines .............................................    9
Special Considerations and Risk Factors ...................................    9
Portfolio Transactions ....................................................   11
Net Asset Value ...........................................................   12
How to Use the Portfolio ..................................................   12
Dividends and Taxes .......................................................   13
Management of the Fund ....................................................   14
Portfolio Management ......................................................   15
Custodian and Transfer Agent ..............................................   15
Distributor ...............................................................   15
Additional Information ....................................................   16
The Portfolio's Performance ...............................................   16

--------------------------------------------------------------------------------
No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information or the Fund's official sales literature in connection with the offering of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any state in which, or to any person to whom, the offer may not lawfully be made.
--------------------------------------------------------------------------------

                                    SUMMARY
================================================================================

        The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross-references in this summary are to headings in the Prospectus.

        The Portfolio. The Portfolio is one of ten portfolios of the Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio's investment objective is to provide as high a level of current income as is consistent with the protection of capital. The Portfolio invests in U.S. government securities and high-grade corporate bonds of U.S. issuers. See "Additional Information."

        Management. Smith Barney Mutual Funds Management Inc. ("SBMFM") serves as the Portfolio's investment adviser and administrator. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"), which in turn is a wholly owned subsidiary of Travelers Group Inc., a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

        Buying Shares. Shares of the Portfolio are offered only to Contract owners as set forth in the specific Contract prospectus. A Contract owner can direct the allocation of part or all of his or her net purchase payment to the Portfolio. In the future, Contract owners may be offered the opportunity to invest in one or more of the other portfolios of the Fund. See "How to Use the Portfolio."

        Redeeming Shares. Shares may be redeemed as described in the applicable Contract prospectus. See "How to Use the Portfolio."

Risk Factors and Special Considerations. The non-publicly traded and illiquid securities which the Portfolio may hold may have to be sold at lower prices, or may remain unsold, when the Portfolio desires to dispose of them. Government-stripped mortgage-backed securities in which the Portfolio may invest are sensitive to changes in interest rates and to prepayment of the mortgages. The foreign securities in which the Portfolio may invest may be subject to certain risks in addition to those inherent in U.S. investments. The medium- and lower-rated securities as well as unrated securities and the securities of unseasoned issuers that the Portfolio may hold, some of which have speculative characteristics, may be subject to greater market fluctuation and risk of loss of income or principal than higher-rated securities. The Portfolio may make certain investments and employ certain investment techniques that involve other risks, including entering into repurchase agreements, lending portfolio securities and entering into futures contracts and related options as hedges. These risks and those associated with when-issued and delayed-delivery transactions, put and call options, covered option writing, forward roll transactions and reverse repurchase agreements, are described under "Investment Goal and Policies of the Portfolio" and "Special Considerations and Risk Factors."
--------------------------------------------------------------------------------

                           EXPENSES OF THE PORTFOLIO
================================================================================

        The Portfolio will bear its own expenses. Operating expenses for the Portfolio generally will consist of all costs not specifically borne by the Portfolio's investment adviser, administrator and/or distributor, including organizational costs, investment advisory and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. From time to time, the investment adviser, administrator and/or distributor may waive all or a portion of the fees payable to it by the Portfolio, thereby reducing the expenses of the Portfolio. A detailed description of the expenses involved in investing in a Contract and the Portfolio is included in the Contract prospectus.


                              FINANCIAL HIGHLIGHTS
================================================================================

        The following information for the fiscal year ended December 31, 1996 and 1995, has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1996. The information with respect to the four years ended December 31, 1994 has been audited by other auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1994. The information set forth below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders which is incorporated by reference into the Statement of Additional Information.

        For a share of beneficial interest outstanding throughout each period:

Intermediate High Grade Portfolio                1996         1995       1994       1993       1992      1991
--------------------------------------------------------------------------------------------------------------
Intermediate High Grade Portfolio
Net Asset Value, Beginning of Year          $    10.60  $     9.66  $    10.69  $   10.29  $   10.24  $  10.00
--------------------------------------------------------------------------------------------------------------
Income (Loss) From Operations:
  Net investment income(2)                        0.71        0.66        0.61       0.55       0.45      0.03
  Net realized and unrealized gain (loss)        (0.53)       1.00       (0.94)      0.26       0.08      0.21
--------------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations               0.18        1.66       (0.33)      0.81       0.53      0.24
--------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                          (0.08)      (0.72)      (0.61)     (0.36)     (0.48)       --
  Net realized gains                                --          --       (0.09)     (0.05)        --        --
--------------------------------------------------------------------------------------------------------------
Total Distributions                              (0.08)      (0.72)      (0.70)     (0.41)     (0.48)       --
--------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                $    10.70  $    10.60  $     9.66  $   10.69  $   10.29  $  10.24
--------------------------------------------------------------------------------------------------------------
Total Return                                      1.69%      17.76%      (3.05)%     8.00%      5.28%     2.40%++
--------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)             $   14,736     $16,152     $13,280     $9,859     $3,621     $ 697
--------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                     0.90%       0.86%       0.85%      0.85%      0.85%     0.80%+
  Net investment income                           6.35%       6.63%       6.57%      5.25%      4.75%     4.49%+
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                            116%        121%         90%       139%       124%       --
--------------------------------------------------------------------------------------------------------------

(1) For the period from October 31, 1991 (commencement of operations) to December 31, 1991.
(2) The Investment Adviser waived all or part of its fees for the five-year period ended December 31, 1996 and the period ended December 31, 1991. In addition, IDS Life reimbursed expenses of $3,006, $12,616, $16,459, $15,865 and $5,726 for the four-year period ended December 31, 1995 and the period ended December 31, 1991. If such fees were not waived or expenses reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                                        Net Investment Income              Expense Ratios Without Waivers
                                          Per Share Decrease                      and Reimbursements
                             -----------------------------------------  -------------------------------------------
Portfolio                     1996   1995   1994   1993    1992   1991   1996   1995   1994    1993    1992   1991
                             -----  -----  -----  -----   -----  -----  -----  -----  -----   -----   -----  ------
Intermediate High Grade      $0.02  $0.01  $0.02  $0.05   $0.05  $0.17  1.07%  0.94%  1.05%   1.36%   2.28%  26.28%

++ Total return is not annualized, as it may not be representative of the total return for the year.

+  Annualized.

--------------------------------------------------------------------------------
2

                 INVESTMENT GOAL AND POLICIES OF THE PORTFOLIO
================================================================================

Investment Goal

        The Portfolio's goal is to provide as high a level of current income as is consistent with the protection of capital. This investment goal may not be changed without the approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Portfolio. There can, of course, be no guarantee that the Portfolio will achieve its investment goal. Additional information about investment strategies that the Portfolio may employ and investment policies mentioned below appears in the Statement of Additional Information.

Investment Policies

        The Portfolio will seek to achieve its goal by investing, under normal circumstances, substantially all - but no less than 65% - of its assets in U.S. government securities and high-grade corporate bonds of U.S. issuers (i.e., bonds rated within the two highest rating categories by Standard & Poor's Ratings Group ("S&P") or Moody's Investors Service, Inc. ("Moody's") or, if not rated, believed by SBMFM to be of comparable quality). Under normal market conditions, the average weighted maturity of the Portfolio's assets will be between three and ten years. The portion of the Portfolio's assets not invested in intermediate-term U.S. government securities and U.S. corporate bonds may be invested in short-term U.S. government and corporate obligations, convertible securities and preferred stock that is not convertible into common stock. The Portfolio may not hold securities rated lower than Baa by Moody's or BBB by S&P or unrated securities deemed to be comparable to securities rated below investment grade. The Portfolio may invest up to 10% of its total assets in government stripped mortgage-backed securities and may invest in floating or variable rate demand notes.


                             ADDITIONAL INVESTMENTS
================================================================================

Money Market Instruments

        The Portfolio may, as a cash management tool, hold up to 20% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation. Short-term instruments in which the Portfolio may invest include: U.S. government securities; obligations of banks having at least $1 billion in assets (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks, U.S. savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another nationally recognized statistical rating organization ("NRSRO") or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the two highest rating categories; and repurchase agreements with respect to any of the foregoing entered into with banks and non-bank dealers approved by the Fund's Board of Trustees.

U.S. Government Securities

        The U.S. government securities in which the Portfolio may invest include: direct obligations of the United States Treasury (such as Treasury Bills, Treasury Notes and Treasury Bonds), and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as certificates issued by Government National Mortgage Association ("GNMA")); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of Federal Home Loan Banks); and securities that are supported only by the credit of the instrumentality (such as bonds issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC")). Treasury Bills have maturities of less than one

--------------------------------------------------------------------------------
year, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

        The Portfolio may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the securityholder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed in either of the aforementioned forms or a combination of those forms.

        Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolio over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the United States or foreign governments or intervention by central banks also could affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for particular Exchange Rate-Related Securities due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.


                  CERTAIN INVESTMENT STRATEGIES AND GUIDELINES
================================================================================

        Up to 10% of the total assets of the Portfolio may be invested in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options for which a liquid secondary market does not exist and (c) time deposits maturing in more than seven calendar days. The Portfolio may borrow from banks for temporary or emergency purposes, but not for leverage, in an amount up to 30% of its assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever borrowings from banks exceed 5% of the value of the assets of the Portfolio, the Portfolio will not make any additional investments. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of Trustees of the Fund. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

        Repurchase Agreements. The Portfolio may engage in repurchase agreement transactions on portfolio securities, in each case with banks which are the issuers of instruments acceptable for purchase by the Portfolio and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the

--------------------------------------------------------------------------------
4
terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be monitored by the Portfolio's investment adviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert these rights. The Portfolio's investment adviser, acting under the supervision of the Fund's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks. A repurchase agreement is considered to be a loan collateralized by the underlying securities under the 1940 Act.

        Covered Option Writing. The Portfolio may write put and call options on securities. The Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option written by the Portfolio has the right to compel the Portfolio to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option written by the Portfolio has the right to purchase from the Portfolio the underlying security owned by the Portfolio at the agreed-upon price for a specified time period.

        Upon the exercise of a put option written by the Portfolio, the Portfolio may suffer a loss equal to the difference between the price at which the Portfolio is required to purchase the underlying security plus the premium received for writing the option and its market value at the time of the option exercise. Upon the exercise of a call option written by the Portfolio, the Portfolio may suffer a loss equal to the difference between the security's market value at the time of the option exercise less the premium received for writing the option and the Portfolio's acquisition cost of the security.

        The Portfolio will write only covered options. Accordingly, whenever the Portfolio writes a call option, it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is exercised, the Portfolio that has written a put option will either (a) deposit with PNC Bank, National Association, the custodian of the Fund's investments ("PNC"), in a segregated account cash, U.S. government securities, high-grade debt obligations or equity securities having a value at least equal to the exercise price of the underlying securities, provided such securities have been determined by the SBMFM to be liquid and unencumbered, and are marked to market daily pursuant to guidelines established by the Trustees, or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Portfolio) or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts that it holds are less than the exercise prices of those that it has written, it will deposit the difference with PNC in a segregated account).

        The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To

--------------------------------------------------------------------------------
effect a closing purchase transaction, the Portfolio would purchase, prior to the holder's exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio desires to terminate its obligation. The obligation of the Portfolio under an option that it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as the result of the transaction. There can be no assurance that the Portfolio will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Portfolio ordinarily will write options only if a secondary market for the options exists on a U.S. securities exchange or in the over-the-counter market. The staff of the SEC considers most over-the-counter options to be illiquid. The ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and also may involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

        Lending of Securities. The Portfolio may lend its portfolio securities to brokers, dealers and other financial organizations. By lending its securities, the Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Loans of portfolio securities, if and when made, by the Portfolio may not exceed 33 1/3% of the Portfolio's total assets, taken at value. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio.

        Futures and Options on Futures. When deemed advisable by its investment adviser, the Portfolio may enter into interest rate futures contracts and may enter into related options that are traded on a U.S. exchange or board of trade. These transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates, market conditions and currency values, as the case may be. All futures and options contracts will be entered into only when the transactions are economically appropriate to the reduction of risks inherent in the management of the Portfolio.

        An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Similarly, a foreign currency futures contract provides for the future sale by one party and the purchase by another party of a certain amount of a particular currency at a specified price, date, time and place. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally entered into. An option on an interest rate, stock index or currency futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and short position if the option is a put) at a specified exercise price at any time prior to the expiration date of the option.

        The use of futures contracts and options on futures contracts as a hedging device involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities, index or currency, on the one hand, and price movements in the securities that are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time.

--------------------------------------------------------------------------------
6

        The Portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options to establish such positions that are not bona fide hedging positions (as defined by the Commodity Futures Trading Commission) exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on futures contracts into which it has entered. With respect to long positions in futures or options on futures, the Portfolio will "cover" the position in a manner consistent with SEC guidance.

        When-Issued Securities and Delayed-Delivery Transactions. The Portfolio may purchase and sell securities on a when-issued basis, which calls for the purchase (or sale) of securities at an agreed-upon price on a specified future date. The Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Portfolio prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the returns obtained on such securities may be higher or lower then the returns available in the market on the dates when the investments are actually delivered to the buyers. The Portfolio will establish a segregated account consisting of cash, U.S. government securities, high-grade debt obligations or equity securities in an amount equal to the amount of its when-issued and delayed-delivery commitments, provided such securities have been determined by the Manager to be liquid and unencumbered, and are marked to market daily pursuant to guidelines established by the Trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the Portfolio's net assets. The Portfolio will not accrue income with respect to a when-issued security prior to its stated delivery date.

        Purchasing Options on Securities and Stock Indices. The Portfolio may purchase put and call options that are traded on a U.S. securities exchange. The Portfolio may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Portfolio limits its risk of loss from a decline in the market value of the underlying security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. The Portfolio may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by the Portfolio in order to acquire the underlying securities for the Portfolio at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Portfolio also may purchase call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

        Prior to their expirations, put and call options may be sold in closing sale transactions (sales by the Portfolio, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

        Forward Roll Transactions. In order to enhance current income, the Portfolio may enter into forward roll transactions with respect to mortgage-related securities issued by GNMA, FNMA and FHLMC. In a forward roll transaction, the Portfolio sells a mortgage security to a financial institution, such as a bank or broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed-upon price. The mortgage securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, the Portfolio will not be entitled to receive interest and principal

--------------------------------------------------------------------------------
payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, will generate income for the Portfolio exceeding the yield on the securities sold. Forward roll transactions involve the risk that the market value of the securities sold by the Portfolio may decline below the repurchase price of those securities. At the time the Portfolio enters into a forward roll transaction, it will place in a segregated custodial account cash, U.S. government securities, high-grade debt obligations or equity securities having a value equal to the repurchase price (including accrued interest), provided such securities have been determined by the SBMFM to be liquid and unencumbered, and are marked to market daily pursuant to guidelines established by the Trustees, and will subsequently monitor the account to insure that such equivalent value is maintained. Forward roll transactions are considered to be borrowings by the Portfolio.

        Reverse Repurchase Agreements. The Portfolio may enter into reverse repurchase agreement transactions with member banks of the Federal Reserve System or with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. A reverse repurchase agreement, which is considered a borrowing by the Portfolio, involves a sale by the Portfolio of securities that it holds concurrently with an agreement by the Portfolio to repurchase the same securities at an agreed-upon price and date. The Portfolio typically will invest the proceeds of a reverse repurchase agreement in money market instruments or repurchase agreements maturing not later than the expiration of the reverse repurchase agreement. This use of the proceeds is known as leverage. The Portfolio will enter into a reverse repurchase agreement for leverage purposes only when the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The Portfolio also may use the proceeds of reverse repurchase agreements to provide liquidity to meet redemption requests when the sale of the Portfolio's securities is considered to be disadvantageous. At the time the Portfolio enters into a reverse repurchase agreement with a broker-dealer (but not a bank), it will place in a segregated custodial account cash, U.S. government securities, high-grade debt obligations or equity securities having a value equal to its obligations under the reverse repurchase agreements provided such securities have been determined by the manager to be liquid and unencumbered, and are marked to market daily pursuant to guidelines established by the Trustees.

                    SPECIAL CONSIDERATIONS AND RISK FACTORS
================================================================================

        This section describes certain investments of the Portfolio and related risks. Further information concerning investments of the Portfolio and related risks may be found in the Appendix to this Prospectus and in the Statement of Additional Information.

Fixed-Income Securities

        The market value of fixed-income obligations of the Portfolio will be affected by general changes in interest rates, which will result in increases or decreases in the value of fixed-income obligations held by the Portfolio. The market value of the Portfolio's fixed-income obligations can be expected to vary inversely in relation to changes in prevailing interest rates. In addition, fixed-income securities in which the Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

--------------------------------------------------------------------------------
8

Non-Publicly Traded and Illiquid Securities

        The Portfolio may purchase securities that are not publicly traded. The sale of securities that are not publicly traded is typically restricted under federal securities laws. As a result, the Portfolio may be forced to sell these securities at less than fair market value or may not be able to sell them when its investment adviser believes it desirable to do so. The Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

Government Stripped Mortgage-Backed Securities

        The Portfolio may invest up to 10% of its total assets in government stripped mortgage-backed securities issued and guaranteed by GNMA, FNMA or FHLMC. These securities represent beneficial ownership interests in either periodic principal distributions ("principal-only") or interest distributions ("interest-only") on mortgage-backed certificates issued by GNMA, FNMA or FHLMC, as the case may be. The certificates underlying government stripped mortgage-backed securities represent all or part of the beneficial interest in pools of mortgage loans.

        Investing in government stripped mortgage-backed securities involves the risks normally associated with investing in mortgage-backed securities issued by the government or government related entities. In addition, the yields on government stripped mortgage-backed securities are extremely sensitive to the prepayment experience on the mortgage loans underlying the certificates collateralizing the securities. If a decline in the level of prevailing interest rates results in a rate of principal prepayments higher than anticipated, distributions of principal will be accelerated, thereby reducing the yield to maturity on interest-only government stripped mortgage-backed securities and increasing the yield to maturity on principal-only government stripped mortgage-backed securities. Sufficiently high prepayment rates could result in the Portfolio not fully recovering its initial investment in an interest-only government stripped mortgage-backed security. Government stripped mortgage-backed securities are currently traded in an over-the-counter market maintained by several large investment banking firms. There can be no assurance that the Portfolio will be able to effect a trade of a government stripped mortgage-backed security at a time when it wishes to do so, although the Portfolio will acquire government stripped mortgage-backed securities only if a secondary market for the securities exists at the time of acquisition.

Foreign Securities

        The Portfolio may invest in obligations of companies and governments of foreign nations, which involve certain risks in addition to the usual risks inherent in U.S. investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to U.S. companies. The performance of the Portfolio when investing in foreign securities may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolio, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the return on such securities. Changes in foreign currency exchange rates may affect the

--------------------------------------------------------------------------------
value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the expense of maintaining securities with foreign custodians.

Medium-Lower-, and Unrated Securities

        The Portfolio may invest in medium- or lower-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than is offered by higher-rated securities, but also will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated, and comparable unrated, securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during a major economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, SBMFM, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors established by the Fund's Board of Trustees into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

        The markets in which medium- and lower-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for the Portfolio to purchase and also may have the effect of limiting the ability of the Portfolio to (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for medium- and lower-rated, and comparable unrated, securities is relatively new and has not fully weathered a major economic recession. Any such recession, however, would disrupt severely the market for such securities and adversely affect the value of such securities, and could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

        Fixed-income securities, including medium- and lower-rated, and comparable unrated, securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Portfolio. If an issuer exercises these rights during periods of declining interest rates, the Portfolio may have to replace the security with a lower yielding security resulting in a decreased return to the Portfolio.

        The market value of securities in lower rating categories is more volatile than that of higher quality securities, and the markets in which medium-and lower-rated or comparable unrated securities are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investor perceptions also may have a negative impact on the value and liquidity of lower-rated, high-yield securities, especially in a limited trading market.

--------------------------------------------------------------------------------
10

        Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities by the Portfolio involved, but the Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

        Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to their capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of the desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger with respect to principal or interest.


                             PORTFOLIO TRANSACTIONS
================================================================================

        All orders for transactions in securities, options, futures contracts and options on futures contracts on behalf of the Portfolio will be placed by SBMFM with broker-dealers that SBMFM selects, including Smith Barney and other affiliated brokers. The Portfolio may utilize Smith Barney or a Smith Barney-affiliated broker in connection with a purchase or sale of securities when SBMFM believes that the broker's charge for the transaction does not exceed usual and customary levels. The same standard applies to the use of Smith Barney or a Smith Barney-affiliated broker as a commodities broker in connection with entering into futures contracts and options on futures contracts.


                                NET ASSET VALUE
================================================================================

        The value of an individual share of the Portfolio is the net asset value of that share. The net asset value per share of the Portfolio will be calculated each day, Monday through Friday, except on days when the New York Stock Exchange, Inc. (the "NYSE") is closed. The NYSE is currently scheduled to be closed on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share of the Portfolio is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., New York time).

        Net asset value per share is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding. Generally, the Portfolio's investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Fund's Board of Trustees. A security that is primarily traded on a U.S. or foreign exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Trustees or its delegates. Over-the-counter securities that are not traded through the National Market System and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued on the basis of the bid price at the close of business on each day. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost when the Fund's Board of Trustees determines that this constitutes fair value. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current

--------------------------------------------------------------------------------
10
settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to the security, index or currency underlying the futures contract. In such event, the futures contract will be valued at a fair market price to be determined by or under the direction of the Fund's Board of Trustees. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.


                            HOW TO USE THE PORTFOLIO
================================================================================

Investing in the Portfolio

        In order to invest in shares of the Portfolio, an investor must be a variable annuity or variable life insurance contract owner. For further information regarding a Contract, see the description provided in the Contract prospectus.

Sales Charges and Surrender Charges

        The Fund does not assess any sales charge, either when it sells or when it redeems shares of the Portfolio. However, surrender charges that may be assessed under the Contract are described in the Contract prospectus. Mortality and expense risk fees and other charges are also described in the Contract prospectus.

Redeeming and Exchanging Shares

        A participating insurance company will redeem shares of the Portfolio in response to full or partial surrenders under the terms of the Contract. Generally, payment upon redemption will be made within three days after receiving a valid redemption request (unless redemption is suspended or payment is delayed as permitted in accordance with SEC regulations). The Fund will use the net asset value at the close of trading on the NYSE on the day the notice of surrender or transfer is received. If the request is received after the close of trading on the NYSE, the shares will be redeemed at the net asset value at the close of the next business day. The value of any redeemed shares may be more or less than their original purchase price.

        A detailed description of how to surrender a Contract is included in the Contract prospectus, which must accompany this prospectus. It is conceivable that in the future it may be disadvantageous for both variable annuity accounts and variable life insurance accounts, or for variable accounts of different insurance companies, to invest simultaneously in the Portfolio, although currently neither the insurance companies nor the Portfolio foresee any such disadvantages to either variable annuity or variable life insurance policy of owners of any insurance company. The Fund's Board of Trustees intends to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto.


                              DIVIDENDS AND TAXES
================================================================================

Dividends

        Net Investment Income. Dividends and distributions will be automatically reinvested, without a sales charge, in the shareholder's account at net asset value in additional shares of the Portfolio, unless the shareholder instructs the Portfolio to pay all dividends and distributions in cash. Net investment income, including dividends on stocks and interest on bonds or other securities the Fund holds, is distributed to the shareholders of the Portfolio on an annual basis. The shareholders of this Portfolio are the separate accounts of participating life insurance companies.

--------------------------------------------------------------------------------
12

        Capital Gains. Distributions of any net realized capital gains of the Portfolio will be paid annually shortly after the close of the fiscal year in which they are earned.

Taxes

        In the opinion of counsel to the Fund, the Portfolio will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of investment income and capital gains earned will be determined on a portfolio (rather than on a Fund-wide) basis.

        The Fund intends that the Portfolio will meet the requirements for qualification each year as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a regulated investment company, the Portfolio must meet certain income and diversification tests, including the requirement that it derive less than 30% of its gross income in each taxable year from the sale or other disposition of (a) stock or securities held for less than three months, (b) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held for less than three months and (c) foreign currencies (or options, futures or forward contracts on such foreign currencies) held for less than three months but only if such currencies (or options, futures or forward contracts) are not directly related to the Portfolio's principal business of investing in stock or securities (or options or futures with respect to stock or securities). As a regulated investment company and provided certain distribution requirements are met, the Portfolio will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Dividends paid by the Portfolio from taxable investment income and distributions of short-term capital gains will be treated as ordinary income in the hands of the shareholders for federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of net long-term capital gains will be treated as long-term capital gains in the hands of the shareholders, if certain notice and designation requirements are satisfied, whether paid in cash or reinvested in additional shares, regardless of the length of time the investor has held shares of the Portfolio.

        The Fund has been informed that the separate accounts represented by a Contract should, for federal income tax purposes, be considered the shareholders of the Portfolio.

        To comply with regulations under Section 817(h) of the Code, the Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of
Section 817(h) of the Code, obligations of the United States Treasury and each U.S. government agency or instrumentality are treated as securities of separate issuers.

        The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued.

        In the event that rules or regulations are adopted, there can be no assurance that the Portfolio will be able to operate as currently described in this Prospectus, or that the Fund will not have to change the

--------------------------------------------------------------------------------
investment goal or investment policies of the Portfolio. While the Portfolio's investment goal is fundamental and may be changed only by a vote of a majority of the Portfolio's outstanding shares, the Fund's Board of Trustees reserves the right to modify the investment policies of the Portfolio as necessary to prevent any such prospective rules and regulations from causing a Contract owner to be considered the owner of the shares of the Portfolio.

        Please refer to the Contract prospectus for information regarding the federal income tax treatment of distributions.


                             MANAGEMENT OF THE FUND
================================================================================

Board of Trustees

        Overall responsibility for management and supervision of the Fund and its portfolios, including the Portfolio, rests with the Fund's Board of Trustees. The Trustees approve all significant agreements between the Fund and the persons or companies that furnish services to the Fund and the Portfolio, including agreements with SBMFM, the Fund's custodian, transfer agent and distributor. The day-to-day operations of the Portfolio are delegated to SBMFM. The identities and backgrounds of the Trustees and officers of the Fund, together with certain additional information about them, are contained in the Statement of Additional Information. By virtue of the responsibilities assumed by SBMFM, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund.

Investment Adviser and Administrator

        Subject to the supervision and direction of the Fund's Board of Trustees, SBMFM manages the Portfolio in accordance with the Portfolio's goal and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and employs professional portfolio managers and securities analysts who provide research services to the Portfolio.

        SBMFM, located at 388 Greenwich Street, New York, New York 10013, provides investment advisory and management services to investment companies affiliated with Holdings. SBMFM renders investment advice to investment companies that had aggregate assets under management as of March 1, 1997 in excess of $80 billion.


                              PORTFOLIO MANAGEMENT
================================================================================

        G. Ruppert Vernon, Jr. is a Vice President of Smith Barney and a Fixed Income Portfolio Manager of Greenwich Street Advisers, a division of SBFM.

        The Fund's management discussion and analysis, and additional performance information regarding the portfolios of the Fund, including the Portfolio, during the fiscal year ended December 31, 1996, is included in the Annual Report dated December 31, 1996. A copy of the Annual Report may be obtained upon request without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.


                          CUSTODIAN AND TRANSFER AGENT
================================================================================

        PNC, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, acts as custodian of the Fund's investments generally.

--------------------------------------------------------------------------------
14

        First Data Investor Services Group, Inc., located at Exchange Place, Boston, Massachusetts, 02109, acts as the Fund's transfer and dividend paying agent.


                                  DISTRIBUTOR
================================================================================

        Smith Barney, a subsidiary of Holdings, located at 388 Greenwich Street, New York, New York, 10013, serves as distributor of the Fund's shares, for which it receives no separate fee from the Fund. Insurance companies offering the Contracts pay Smith Barney for the services it provides and the expenses it bears in distributing the Contracts, including payment of commissions for sales. Insurance companies offering the Contracts will bear certain additional costs in connection with the offering of the Portfolio's shares, including the costs of printing and distributing prospectuses, statements of additional information and sales literature.


                             ADDITIONAL INFORMATION
================================================================================

Formation

        The Fund was organized on May 13, 1991, under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Fund is registered with the SEC as a diversified, open-end management investment company, as defined in the 1940 Act. The Fund commenced operations on October 16, 1991, under the name Shearson Series Fund. On October 14, 1994, the Fund changed its name to its current name, Smith Barney Series Fund.

Shares of Beneficial Interest

        The Fund offers shares of beneficial interest of separate series with a par value of $.001 per share. Shares of ten series have been authorized. When matters are submitted for shareholder vote, shareholders of each portfolio will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.

For a discussion of the rights of Contract owners concerning the voting of shares, please refer to the Contract prospectus. Generally, shares of the Fund vote by individual portfolio on all matters except (a) matters affecting only the interests of more than one of the portfolios, in which case shares of the affected portfolios would be entitled to vote, or (b) when the 1940 Act requires that shares of the portfolios be voted in the aggregate. All shares of the Fund vote together as one series for the election of Trustees. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Fund's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Fund's outstanding shares. In addition, shareholders who meet certain criteria will be assisted by the Fund in communicating with other shareholders in seeking the holding of such a meeting.

        The participating life insurance company will send owners of the Contract a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Portfolio at the end of the period covered. Contract owners may make inquiries regarding the Portfolio from a representative of the participating life insurance company.

--------------------------------------------------------------------------------

                          THE PORTFOLIO'S PERFORMANCE
================================================================================

Total Return

        From time to time, the Portfolio may advertise its "average annual total return" over various periods of time. Such total return figures show the average percentage change in value of an investment in the Portfolio from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Portfolio's operations, or on a year-by-year basis). When considering average annual total return figures for periods longer than one year, it is important to note that the Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Portfolio also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in the Portfolio's share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions).

        It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the Portfolio's yield and total return. Shareholders may make inquiries regarding the Portfolio, including current yield quotations or total return figures, to a Smith Barney Financial Consultant.

        In reports or other communications to shareholders or in advertising material, the Portfolio may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities, such as the S&P 500, Salomon Brothers World Government Bond Index, Lehman Brothers Government Bond Index and Lehman Brothers Mortgage-Backed Securities Index, with the Consumer Price Index, Dow Jones Industrial Average or NASDAQ, or with investment or savings vehicles. The performance information also may include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, Mutual Fund Forecaster, The New York Times, Stranger's Investment Advisor, USA Today, U.S. News & World Report and The Wall Street Journal. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Any such advertisement also would include the standard performance information required by the SEC as described above. For these purposes, the performance of the Portfolio, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Portfolio's performance.

        The Portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

        A Contract owner's actual return on its investment in this Portfolio will be affected by Contract charges imposed by the separate accounts of the participating life insurance companies.

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16

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

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--------------------------------------------------------------------------------

                                  PROSPECTUS

APO-2982-A                 Smith Barney Series Fund                  SB Ed. 4-97

                                  PROSPECTUS


                           SMITH  BARNEY SERIES FUND

                            TOTAL RETURN PORTFOLIO


                                April 29, 1997

                           SMITH BARNEY SERIES FUND
                            Total Return Portfolio
                             388 Greenwich Street
                           New York, New York 10013
                   Contract Owner Inquiries: (800) 451-2010

        Smith Barney Series Fund is a diversified, open-end management investment company (the "Fund"), with ten portfolios (the "Portfolios"), each with separate goals and investment policies. Shares of the Total Return Portfolio (the "Portfolio") may be acquired only by investing in a qualifying variable annuity or variable life insurance contract (a "Contract") offered by participating life insurance companies.

        The Portfolio's investment goal is to provide shareholders with total return, consisting of long-term capital appreciation and income. The Portfolio invests primarily in a diversified portfolio of dividend-paying common stocks.

        There can be no guarantee that the Portfolio's investment goal will be achieved since any investment involves risks. Discussions of the Portfolio's investments, and their related risks, are found in the sections of this Prospectus entitled "Investment Goal and Policies of the Portfolio," "Additional Investments" and "Special Considerations."

        This Prospectus, which sets forth certain information about the Fund and the Portfolio that you should know before investing, should be read in conjunction with the applicable Contract prospectus and retained for future reference. Additional information about the Fund and the Portfolio has been filed with the Securities and Exchange Commission (the "SEC") in a document entitled "Statement of Additional Information," dated April 29, 1997, as amended or supplemented from time to time, which is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth below or by contacting a representative of a participating life insurance company.

        The Fund is responsible only for statements that are included in this Prospectus, the Statement of Additional Information or in authorized sales material. The Statement of Additional Information is incorporated by reference into this Prospectus in its entirety.

THIS PROSPECTUS MUST BE ACCOMPANIED BY A CURRENT CONTRACT PROSPECTUS.
BOTH PROSPECTUSES SHOULD BE READ CAREFULLY AND RETAINED FOR FUTURE REFERENCE.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                The date of this Prospectus is April 29, 1997.

                                    CONTENTS
================================================================================

SUMMARY ...................................................................    1
EXPENSES OF THE PORTFOLIO .................................................    2
FINANCIAL HIGHLIGHTS ......................................................    2
INVESTMENT GOAL AND POLICIES OF THE PORTFOLIO .............................    3
ADDITIONAL INVESTMENTS ....................................................    3
CERTAIN INVESTMENT STRATEGIES AND GUIDELINES ..............................    4
SPECIAL CONSIDERATIONS AND RISK FACTORS ...................................    8
PORTFOLIO TRANSACTIONS ....................................................   11
NET ASSET VALUE ...........................................................   11
HOW TO USE THE PORTFOLIO ..................................................   12
DIVIDENDS AND TAXES .......................................................   12
MANAGEMENT OF THE FUND ....................................................   14
PORTFOLIO MANAGEMENT ......................................................   14
CUSTODIAN AND TRANSFER AGENT ..............................................   14
DISTRIBUTOR ...............................................................   15
ADDITIONAL INFORMATION ....................................................   15
THE PORTFOLIO'S PERFORMANCE ...............................................   15

                                    SUMMARY
================================================================================

        The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the Statement of Additional Information. Cross-references in this summary are to headings in the Prospectus.

        The Portfolio. The Portfolio is one of ten portfolios of the Fund, a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio's investment objective is to provide shareholders with total return, consisting of long-term capital appreciation and income. The Portfolio invests primarily in a diversified portfolio of dividend-paying common stocks. See "Additional Information."

        Management. Smith Barney Mutual Funds Management Inc. ("SBMFM") serves as the Portfolio's investment adviser and administrator. SBMFM is a wholly owned subsidiary of Smith Barney Holdings Inc. ("Holdings"), which in turn is a wholly owned subsidiary of Travelers Group, Inc., a diversified financial services holding company engaged, through its subsidiaries, principally in four business segments: Investment Services, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."

        Buying Shares. Shares of the Portfolio are offered only to Contract owners as set forth in the specific Contract prospectus. A Contract owner can direct the allocation of part or all of his or her net purchase payment to the Portfolio. In the future, Contract owners may be offered the opportunity to invest in one or more of the other portfolios of the Fund. See "How to Use the Portfolio."

        Redeeming Shares. Shares may be redeemed as described in the applicable Contract prospectus. See "How to Use the Portfolio."

        Risk Factors and Special Considerations. The non-publicly traded and illiquid securities, which the Portfolio may hold, may have to be sold at lower prices, or may remain unsold, when the Portfolio desires to dispose of them. The foreign securities, including securities of developing countries, in which the Portfolio may invest may be subject to certain risks in addition to those inherent in U.S. investments. The medium- and lower-rated securities as well as unrated securities and the securities of unseasoned issuers that the Portfolio may hold, some of which have speculative characteristics, may be subject to greater market fluctuation and risk of loss of income or principal than higher-rated securities. The Portfolio may make certain investments and employ certain investment techniques that involve other risks, including entering into repurchase agreements, lending portfolio securities and entering into futures contracts and related options as hedges. These risks and those associated with when-issued and delayed-delivery transactions, put and call options, covered option writing, short sales against the box, forward roll transactions, currency exchange transactions, options on foreign currencies, interest rate and other hedging transactions and reverse repurchase agreements, are described under "Investment Goal and Policies of the Portfolio" and "Special Considerations and Risk Factors."

--------------------------------------------------------------------------------

                           EXPENSES OF THE PORTFOLIO
================================================================================

        The Portfolio will bear its own expenses. Operating expenses for the Portfolio generally will consist of all costs not specifically borne by SBMFM and/or the Fund's distributor, including organizational costs, investment advisory and administration fees, fees for necessary professional and brokerage services, fees for any pricing service, the costs of regulatory compliance and costs associated with maintaining legal existence and shareholder relations. From time to time, SBMFM may waive all or a portion of the fees payable to it by the Portfolio, thereby reducing the expenses of the Portfolio. A detailed description of the expenses involved in investing in a Contract and the Portfolio is included in the Contract prospectus.

                              FINANCIAL HIGHLIGHTS
================================================================================

        The following information for the fiscal years ended December 31, 1996 and 1995 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1996. The information with respect to the two years ended December 31, 1994 has been audited by other auditors, whose report thereon appears in the Fund's Annual Report dated December 31, 1994. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information.

For a share of beneficial interest outstanding throughout each period:

Total Return Portfolio                                   1996           1995           1994         1993(1)
-----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Year                    $  12.75        $ 10.78        $ 10.30        $10.00
-----------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income(2)                                0.26           0.43           0.34          0.01
  Net realized and unrealized gain (loss)                 2.97           2.19           0.42*         0.29
-----------------------------------------------------------------------------------------------------------
Total Income (Loss) From Operations                       3.23           2.62           0.76          0.30
-----------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                                  (0.07)         (0.41)         (0.28)           --
  Net realized gains                                     (0.18)         (0.24)            --            --
-----------------------------------------------------------------------------------------------------------
Total Distributions                                      (0.25)         (0.65)         (0.28)           --
-----------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                          $  15.73        $ 12.75        $ 10.78        $10.30
-----------------------------------------------------------------------------------------------------------
Total Return                                             25.33%         25.04%          7.40%         3.00%
-----------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000's)                       $171,503        $78,042        $23,196        $2,777
-----------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses(2)                                             0.83%          1.00%          1.00%         0.85%+
  Net investment income                                   3.06           3.80           3.84          1.93+
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                     82%            81%           118%           --
-----------------------------------------------------------------------------------------------------------
Average commissions paid on equity transactions(3)   $    0.06  $        0.06             --            --
-----------------------------------------------------------------------------------------------------------

(1) For the period from December 3, 1993 (commencement of operations) to December 31, 1993.
(2) The Investment Adviser waived all or part of its fees for the year ended December 31, 1994 and the period ended December 31, 1993. In addition, IDS Life reimbursed expenses of $7,873 and $1,472 for the year ended December 31, 1994 and the period ended December 31, 1993. If such fees were not waived and expenses reimbursed, the per share effect on net investment income and the expense ratios would have been as follows:

                 Net Investment Income       Expense Ratios Without Waivers
                   Per Share Decrease              and Reimbursements
               ----------------------------   ----------------------------
Portfolio      1996   1995    1994    1993    1996   1995   1994    1993
---------      ----   ----    ----    ----    ----   ----   ----    ----
Total Return    N/A    N/A    $0.01   $0.02    N/A    N/A   1.11%   4.14%+

(3) As of September 1995 the SEC instituted new guidelines requiring the disclosure of average commissions per share.
++ Total Return is not annualized, as it may not be representative of the total return for the year.
+    Annualized.
* The amount shown in this caption for each share outstanding throughout the period may not accord with the change in the aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

--------------------------------------------------------------------------------
2

                 INVESTMENT GOAL AND POLICIES OF THE PORTFOLIO
================================================================================

Investment Goal

        The Portfolio's goal is to provide shareholders with total return, consisting of long-term capital appreciation and income. This investment goal may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding shares of the Portfolio. There can, of course, be no guarantee that the Portfolio will achieve its investment goals. Additional information about investment strategies that the Portfolio may employ and investment policies mentioned below appears in this Prospectus and in the Statement of Additional Information.

Investment Policies

        The Portfolio will seek to achieve its goal by investing primarily in a diversified portfolio of dividend-paying common stocks. The Portfolio may engage in various portfolio strategies involving options to seek to increase its return and to hedge its portfolio against movements in the equity markets and interest rates. Because the Portfolio seeks total return by emphasizing investments in dividend-paying common stocks, it will not have as much investment flexibility as total return funds which may pursue their objective by investing in both income and equity stocks without such an emphasis. The Portfolio also may invest up to 10% of its assets in medium- or low-rated securities (securities rated less than investment-grade by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Ratings Group ("S&P")) or unrated securities of comparable quality, interest-paying debt securities, such as U.S. government securities, and other securities, including convertible bonds, convertible preferred stock and warrants. In addition, the Portfolio will limit its investments in warrants to 5% of its net assets. The Portfolio also may lend its portfolio securities and enter into "short sales against the box." A description of the corporate bond and commercial paper rating systems of S&P, Moody's and other nationally recognized statistical rating organizations ("NRSROs") is also contained in the Statement of Additional Information.


                             ADDITIONAL INVESTMENTS
================================================================================

Money Market Instruments

        The Portfolio may, as a cash management tool, invest up to 35% of the value of its total assets in cash and invest in short-term instruments and, for temporary defensive purposes, may hold cash and invest in short-term instruments without limitation. Short-term instruments in which the Portfolio may invest include: U.S. government securities; obligations of banks having at least $1 billion in assets (including certificates of deposit, time deposits and bankers' acceptances of U.S. or foreign banks, U.S. savings and loan associations and similar institutions); commercial paper rated no lower than A-2 by S&P or Prime-2 by Moody's or the equivalent from another NRSRO or, if unrated, of an issuer having an outstanding, unsecured debt issue then rated within the two highest rating categories; and repurchase agreements with respect to any of the foregoing entered into with banks and non-bank dealers approved by the Fund's Board of Trustees.

U.S. Government Securities

        The U.S. government securities in which the Portfolio may invest include: direct obligations of the United States Treasury (such as Treasury Bills, Treasury Notes and Treasury Bonds), and obligations issued by U.S. government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States (such as certificates issued by the Government National Mortgage Association); securities that are supported by the right of the issuer to borrow from the U.S. Treasury (such as securities of

--------------------------------------------------------------------------------

Federal Home Loan Banks); and securities that are supported only by the credit of the instrumentality (such as bonds issued by the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation). Treasury Bills have maturities of less than one year, Treasury Notes have maturities of one to ten years and Treasury Bonds generally have maturities of greater than ten years at the date of issuance.

        The Portfolio may invest up to 5% of its net assets in U.S. government securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the securityholder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed in either of the aforementioned forms or a combination of those forms.

        Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolio over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the United States or foreign governments or intervention by central banks also could affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for particular Exchange Rate-Related Securities due to conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.


                  CERTAIN INVESTMENT STRATEGIES AND GUIDELINES
================================================================================

        Up to 15% of the total assets of the Portfolio may be invested in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than seven days, (b) futures contracts and related options for which a liquid secondary market does not exist and (c) time deposits maturing in more than seven calendar days. The Portfolio may borrow from banks for temporary or emergency purposes, but not for leverage, in an amount up to 30% of its assets, and may pledge its assets to the same extent in connection with such borrowings. Whenever borrowings from banks exceed 5% of the value of the assets of the Portfolio, the Portfolio will not make any additional investments. Except for the limitations on borrowing, the investment guidelines set forth in this paragraph may be changed at any time without shareholder consent by vote of the Board of Trustees of the Fund. A complete list of investment restrictions that identifies additional restrictions that cannot be changed without the approval of a majority of the Portfolio's outstanding shares is contained in the Statement of Additional Information.

--------------------------------------------------------------------------------
4

Repurchase Agreements

        The Portfolio may engage in repurchase agreement transactions on portfolio securities, in each case with banks which are the issuers of instruments acceptable for purchase by the Portfolio and with certain dealers listed on the Federal Reserve Bank of New York's list of reporting dealers. Under the terms of a typical repurchase agreement, the Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the underlying securities will be monitored by the Portfolio's investment adviser to ensure that it at least equals at all times the total amount of the repurchase obligation, including interest. The Portfolio bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert these rights. SBMFM, acting under the supervision of the Fund's Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

Lending of Securities

        The Portfolio may lend its portfolio securities to brokers, dealers and other financial organizations. By lending its securities, the Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. Loans of portfolio securities, if and when made, by the Portfolio may not exceed 33.33% of the Portfolio's total assets, taken at value. Loans of portfolio securities will be collateralized by cash, letters of credit or U.S. government securities, which are maintained at all times in an amount equal to the current market value of the loaned securities. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Portfolio.

Futures and Options on Futures

        When deemed advisable by SBMFM, the Portfolio may enter into interest rate futures contracts, stock index futures contracts and related options that are traded on a U.S. exchange or board of trade. These transactions will be made solely for the purpose of hedging against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates, market conditions and currency values, as the case may be. The Portfolio will enter into futures and options on futures to purchase stock indices in anticipation of future purchases of securities ("long positions"). All futures and options contracts will be entered into only when the transactions are economically appropriate to the reduction of risks inherent in the management of the Portfolio.

        An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a specified amount of a particular financial instrument (debt security) at a specified price, date, time and place. Similarly, a foreign currency futures contract provides for the future sale by one party and the purchase by another party of a certain amount of a particular currency at a specified price, date, time and place. Stock index futures contracts are based on indices that reflect the market value of common stock of the firms included in the indices. An index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day

--------------------------------------------------------------------------------
of the contract and the price at which the index contract was originally entered into. An option on an interest rate, stock index or currency futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time prior to the expiration date of the option.

        The use of futures contracts and options on futures contracts as a hedging device involves several risks. There can be no assurance that there will be a correlation between price movements in the underlying securities, index or currency, on the one hand, and price movements in the securities that are the subject of the hedge, on the other hand. Positions in futures contracts and options on futures contracts may be closed out only on the exchange or board of trade on which they were entered into, and there can be no assurance that an active market will exist for a particular contract or option at any particular time.

        The Portfolio may not enter into futures and options contracts for which aggregate initial margin deposits and premiums paid for unexpired options to establish such positions that are not bona fide hedging positions (as defined by the Commodity Futures Trading Commission) exceed 5% of the fair market value of the Portfolio's assets, after taking into account unrealized profits and unrealized losses on futures contracts into which it has entered. With respect to long positions in futures or options on futures, the Portfolio will "cover" the position in a manner consistent with SEC guidance.

When-Issued Securities and Delayed-Delivery Transactions

        The Portfolio may purchase and sell securities on a when-issued basis, which calls for the purchase (or sale) of securities at an agreed-upon price on a specified future date. The Portfolio will enter into a when-issued transaction for the purpose of acquiring portfolio securities and not for the purpose of leverage. In such transactions, delivery of the securities occurs beyond the normal settlement periods, but no payment or delivery is made by, and no interest accrues to, the Portfolio prior to the actual delivery or payment by the other party to the transaction. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the returns obtained on such securities may be higher or lower than the returns available in the market on the dates when the investments are actually delivered to the buyers. The Portfolio will establish a segregated account consisting of cash, U.S. government securities, high-grade debt obligations or equity securities in an amount equal to the amount of its when-issued and delayed-delivery commitments, provided such securities are determined by the SBMFM to be liquid and unencumbered, and are marked to market daily pursuant to guidelines established by the Trustees. Placing securities rather than cash in the segregated account may have a leveraging effect on the Portfolio's net assets. The Portfolio will not accrue income with respect to a when-issued security prior to its stated delivery date.

Purchasing Options on Securities and Stock Indices

        The Portfolio may purchase put and call options that are traded on a U.S. securities exchange, and also may purchase such options on foreign exchanges and in the over-the-counter market. The Portfolio may utilize up to 10% of its assets to purchase put options on portfolio securities and may do so at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Portfolio limits its risk of loss from a decline in the market value of the underlying security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. The Portfolio may utilize up to 10% of its assets to purchase call options on portfolio securities. Call options may be purchased by the Portfolio in order to acquire the underlying securities for the Portfolio at a price that avoids any additional cost that would result from a substantial increase in the market value of a security. The Portfolio also may purchase

--------------------------------------------------------------------------------
6
call options to increase its return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security.

        Prior to their expirations, put and call options may be sold in closing sale transactions (sales by the Portfolio, prior to the exercise of options that it has purchased, of options of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs.

        The Portfolio may purchase call options on stock indices. The Portfolio may also write call options and buy put options on stock indices. Options on stock indices are similar to options on securities. However, options on stock indices do not involve the delivery of an underlying security; rather, the options represent the holder's right to obtain from the writer in cash a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the exercise date.

        A stock index measures the movement of a certain group of stocks by assigning relative values to the common stocks included in the index. In purchasing put options on a stock index, the Portfolio seeks to benefit from a decline in the value of the stocks underlying the index or seeks to hedge against the risk of loss on securities that it holds. In purchasing call options on a stock index, the Portfolio seeks to participate in an advancing market in anticipation of becoming more fully invested in equity securities.

        The advisability of using stock index options to hedge against the risk of marketwide movements will depend on the extent of diversification of the stock investments of the Fund and the sensitivity of its stock investments to factors influencing the underlying index. The effectiveness of purchasing or writing stock index options as a hedging technique will depend upon the extent to which price movements in the Portfolio's securities investments correlate with price movements in the stock index selected.

Covered Option Writing

        The Portfolio may write put and call options on securities. The Portfolio realizes fees (referred to as "premiums") for granting the rights evidenced by the options. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security at a specified price at any time during the option period. In contrast, a call option embodies the right of its purchaser to compel the writer of the option to sell to the option holder an underlying security at a specified price at any time during the option period. Thus, the purchaser of a put option written by the Portfolio has the right to compel the Portfolio to purchase from it the underlying security at the agreed-upon price for a specified time period, while the purchaser of a call option written by the Portfolio has the right to purchase from the Portfolio the underlying security owned by the Portfolio at the agreed-upon price for a specified time period.

        Upon the exercise of a put option written by the Portfolio, the Portfolio may suffer a loss equal to the difference between the price at which the Portfolio is required to purchase the underlying security plus the premium received for writing the option and its market value at the time of the option exercise.

        Upon the exercise of a call option written by the Portfolio, the Portfolio may suffer a loss equal to the difference between the security's market value at the time of the option exercise less the premium received for writing the option and the Portfolio's acquisition cost of the security.

        The Portfolio will write only covered options. Accordingly, whenever the Portfolio writes a call option, it will continue to own or have the present right to acquire the underlying security for as long as it remains obligated as the writer of the option. To support its obligation to purchase the underlying security if a put option is

--------------------------------------------------------------------------------
exercised, the Portfolio will either (a) deposit with PNC Bank, National Association, the custodian of the Fund's investments ("PNC"), in a segregated account cash, U.S. government securities, high-grade debt obligations or equity securities having a value at least equal to the exercise price of the underlying securities, provided such securities are determined by the SBMFM to be liquid and unencumbered, and are marked to market daily pursuant to guidelines established by the Trustees or (b) continue to own an equivalent number of puts of the same "series" (that is, puts on the same underlying security having the same exercise prices and expiration dates as those written by the Portfolio) or an equivalent number of puts of the same "class" (that is, puts on the same underlying security) with exercise prices greater than those that it has written (or, if the exercise prices of the puts that it holds are less than the exercise prices of those that it has written, it will deposit the difference with its custodian in a segregated account).

        The Portfolio may engage in a closing purchase transaction to realize a profit, to prevent an underlying security from being called or put or, in the case of a call option, to unfreeze an underlying security (thereby permitting its sale or the writing of a new option on the security prior to the outstanding option's expiration). To effect a closing purchase transaction, the Portfolio would purchase, prior to the holder's exercise of an option that the Portfolio has written, an option of the same series as that on which the Portfolio desires to terminate its obligation. The obligation of the Portfolio under an option that it has written would be terminated by a closing purchase transaction, but the Portfolio would not be deemed to own an option as the result of the transaction. There can be no assurance that the Portfolio will be able to effect closing purchase transactions at a time when it wishes to do so. To facilitate closing purchase transactions, however, the Portfolio ordinarily will write options only if a secondary market for the options exists on a U.S. securities exchange or in the over-the-counter market. The staff of the SEC considers most over-the-counter options to be illiquid. The ability to terminate options positions established in the over-the-counter market may be more limited than in the case of exchange-traded options and also may involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

Short Sales Against the Box

        The Portfolio may make short sales of common stock if, at all times when a short position is open, the Portfolio owns the stock or owns preferred stocks or debt securities convertible or exchangeable into the shares of common stock sold short. Short sales of this kind are referred to as short sales "against the box." The broker-dealer that executes a short sale generally invests cash proceeds of the sale until they are paid to the Portfolio. Arrangements may be made with the broker-dealer to obtain a portion of the interest earned by the broker on the investment of short sale proceeds. The Portfolio will segregate the common stock or convertible or exchangeable preferred stock or debt securities in a special account with its custodian.


                    SPECIAL CONSIDERATIONS AND RISK FACTORS
================================================================================

Fixed-Income Securities

        The market value of fixed-income obligations of the Portfolio will be affected by general changes in interest rates, which will result in increases or decreases in the value of fixed-income obligations held by the Portfolio. The market value of the Portfolio's fixed-income obligations can be expected to vary inversely in relation to changes in prevailing interest rates. In addition, fixed-income securities in which the Portfolio may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity and safety and longer maturities.

--------------------------------------------------------------------------------
8

Non-Publicly Traded and Illiquid Securities

        The Portfolio may purchase securities that are not publicly traded. The sale of securities that are not publicly traded is typically restricted under federal securities laws. As a result, the Portfolio may be forced to sell these securities at less than fair market value or may not be able to sell them when its investment adviser believes it desirable to do so. The Portfolio's investments in illiquid securities are subject to the risk that should the Portfolio desire to sell any of these securities when a ready buyer is not available at a price that the Portfolio deems representative of their value, the value of the Portfolio's net assets could be adversely affected.

Mortgage-Related Securities

        To the extent that the Portfolio purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the Portfolio's principal investment to the extent of the premium paid. The yield of the Portfolio when investing in mortgage-related securities may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in relation to interest rates.

Foreign Securities

        The Portfolio may invest in obligations of companies and governments of foreign nations, which involve certain risks in addition to the usual risks inherent in U.S. investments. These risks include those resulting from revaluation of currencies, future adverse political and economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions, reduced availability of public information concerning issuers and the lack of uniform accounting, auditing and financial reporting standards or of other regulatory practices and requirements comparable to those applicable to U.S. companies. The performance of the Portfolio when investing in foreign securities may be adversely affected by fluctuations in value of one or more foreign currencies relative to the U.S. dollar. Moreover, securities of many foreign companies may be less liquid and their prices more volatile than those of securities of comparable U.S. companies. In addition, with respect to certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of funds or other assets of the Portfolio, including the withholding of dividends. Foreign securities may be subject to foreign government taxes that could reduce the return on such securities. Changes in foreign currency exchange rates may affect the value of portfolio securities and the appreciation or depreciation of investments. Investment in foreign securities also may result in higher expenses due to the cost of converting foreign currency to U.S. dollars, the payment of fixed brokerage commissions on foreign exchanges, which generally are higher than commissions on U.S. exchanges, and the expense of maintaining securities with foreign custodians.

Medium-, Lower-, and Unrated Securities

        The Portfolio may invest in medium- or lower-rated securities and unrated securities of comparable quality. Generally, these securities offer a higher current yield than is offered by higher-rated securities, but also will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in

--------------------------------------------------------------------------------
accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-quality securities. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. Issuers of medium- and lower-rated, and comparable unrated, securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during a major economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater because medium- and lower-rated securities and unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, SBMFM, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors established by the Fund's Board of Trustees into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, the ability of the issuer's management and regulatory matters.

        The markets in which medium- and lower-rated or comparable unrated securities are traded generally are more limited than those in which higher-rated securities are traded. The existence of limited markets for these securities may restrict the availability of securities for the Portfolio to purchase and also may have the effect of limiting the ability of the Portfolio to (a) obtain accurate market quotations for purposes of valuing securities and calculating net asset value and (b) sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets. The market for medium-and lower-rated, and comparable unrated, securities is relatively new and has not fully weathered a major economic recession. Any such recession, however, would disrupt severely the market for such securities and adversely affect the value of such securities, and could adversely affect the ability of the issuers of such securities to repay principal and pay interest thereon.

        Fixed-income securities, including medium- and lower-rated, and comparable unrated, securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Portfolio. If an issuer exercises these rights during periods of declining interest rates, the Portfolio may have to replace the security with a lower yielding security resulting in a decreased return to the Portfolio.

        The market value of securities in lower rating categories is more volatile than that of higher quality securities, and the markets in which medium-and lower-rated or comparable unrated securities are traded are more limited than those in which higher-rated securities are traded. Adverse publicity and investor perceptions also may have a negative impact on the value and liquidity of lower-rated, high yield securities, especially in a limited trading market.

        Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of such securities by the Portfolio involved, but the Portfolio's investment adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

        Securities that are rated Ba by Moody's or BB by S&P have speculative characteristics with respect to their capacity to pay interest and repay principal. Securities that are rated B generally lack characteristics of the desirable investment and assurance of interest and principal payments over any long period of time may be small. Securities that are rated Caa or CCC are of poor standing. These issues may be in default or present elements of danger with respect to payment of principal or interest.

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10

Securities of Unseasoned Issuers

        The Portfolio may invest in securities of unseasoned issuers, which may have limited marketability and, therefore, may be subject to wide fluctuations in market value. In addition, certain securities may lack a significant operating history and may be dependent on products or services without an established market share.


                             PORTFOLIO TRANSACTIONS
================================================================================

        All orders for transactions in securities, options, futures contracts and options on futures contracts on behalf of the Portfolio will be placed by SBMFM with broker-dealers that SBMFM selects, including Smith Barney and other affiliated brokers. The Portfolio may utilize Smith Barney or a Smith Barney-affiliated broker in connection with a purchase or sale of securities when SBMFM believes that the broker's charge for the transaction does not exceed usual and customary levels. The same standard applies to the use of Smith Barney or a Smith Barney-affiliated broker as a commodities broker in connection with entering into futures contracts and options on futures contracts.


                                NET ASSET VALUE
================================================================================

        The value of an individual share of the Portfolio is the net asset value of that share. The net asset value per share of the Portfolio will be calculated each day, Monday through Friday, except on days when the New York Stock Exchange, Inc. (the "NYSE") is closed. The NYSE is currently scheduled to be closed on New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Net asset value per share of the Portfolio is determined as of the close of regular trading on the NYSE (currently 4:00 p.m., New York time).

        Net asset value per share is computed by dividing the value of the Portfolio's net assets by the total number of its shares outstanding. Generally, the Portfolio's investments are valued at market value or, in the absence of a market value with respect to any portfolio securities, at fair value as determined by or under the direction of the Fund's Board of Trustees. A security that is primarily traded on a U.S. or foreign exchange (including securities traded through the National Market System) is valued at the last sale price on that exchange or, if there were no sales during the day, at the current quoted bid price. Portfolio securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a value was so established is likely to have changed the value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Fund's Board of Trustees or its delegates. Over-the-counter securities that are not traded through the National Market System and securities listed or traded on certain foreign exchanges whose operations are similar to the U.S. over-the-counter market are valued on the basis of the bid price at the close of business on each day. An option is generally valued at the last sale price or, in the absence of a last sale price, the last offer price. Investments in U.S. government securities (other than short-term securities) are valued at the average of the quoted bid and asked prices in the over-the-counter market. Short-term investments that mature in 60 days or less are valued at amortized cost when the Fund's Board of Trustees determines that this constitutes fair value. The value of a futures contract equals the unrealized gain or loss on the contract, which is determined by marking the contract to the current settlement price for a like contract acquired on the day on which the futures contract is being valued. A settlement price may not be used if the market makes a limit move with respect to the security, index or currency underlying the futures contract. In such event, the futures contract will be valued at a fair market

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                                                                              11
price to be determined by or under the direction of the Fund's Board of Trustees. Further information regarding the Fund's valuation policies is contained in the Statement of Additional Information.


                            HOW TO USE THE PORTFOLIO
================================================================================

Investing in the Portfolio

        In order to invest in shares of the Portfolio, an investor must be a variable annuity or variable life insurance contract owner. For further information regarding a Contract, see the description provided in the Contract prospectus.

Sales Charges and Surrender Charges

        The Fund does not assess any sales charge, either when it sells or when it redeems shares of the Portfolio. However, surrender charges that may be assessed under the Contract are described in the Contract prospectus. Mortality and expense risk fees and other charges are also described in the Contract prospectus.

Redeeming and Exchanging Shares

        A participating insurance company will redeem shares of the Portfolio in response to full or partial surrenders under the terms of the Contract. Generally, payment upon redemption will be made within three days after receiving a valid redemption request (unless redemption is suspended or payment is delayed as permitted in accordance with SEC regulations). The Portfolio will use the net asset value at the close of trading on the NYSE on the day the notice of surrender or transfer is received. If the request is received after the close of trading on the NYSE, the shares will be redeemed at the net asset value at the close of the next business day. The value of any redeemed shares may be more or less than their original purchase price.

        A detailed description of how to surrender a Contract is included in the Contract prospectus, which must accompany this prospectus. It is conceivable that in the future it may be disadvantageous for both variable annuity accounts and variable life insurance accounts, or for variable accounts of different insurance companies, to invest simultaneously in the Portfolio, although currently neither the insurance companies nor the Portfolio foresee any such disadvantages to either variable annuity or variable life insurance policy of owners of any insurance company. The Fund's Board of Trustees intends to monitor events in order to identify any material conflicts between such policy owners and to determine what action, if any, should be taken in response thereto.


                              DIVIDENDS AND TAXES
================================================================================

Dividends

        Net Investment Income. Dividends and distributions will be automatically reinvested, without a sales charge, in the shareholder's account at net asset value in additional shares of the Portfolio, unless the shareholder instructs the Portfolio to pay all dividends and distributions in cash. Net investment income, including dividends on stocks and interest on bonds or other securities the Fund holds, is distributed to the shareholders of the Portfolio on an annual basis. The shareholders of this Portfolio are the separate accounts of participating life insurance companies.

        Capital Gains. Distributions of any net realized capital gains of the Portfolio will be paid annually shortly after the close of the fiscal year in which they are earned.

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12

Taxes

        In the opinion of counsel to the Fund, the Portfolio will be treated as a separate taxpayer with the result that, for federal income tax purposes, the amounts of investment income and capital gains earned will be determined on a portfolio (rather than on a Fund-wide) basis.

        The Fund intends that the Portfolio will meet the requirements for qualification each year as a "regulated investment company" within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as a regulated investment company, the Portfolio must meet certain income and diversification tests, including the requirement that it derive less than 30% of its gross income in each taxable year from the sale or other disposition of (a) stock or securities held for less than three months, (b) options, futures or forward contracts (other than options, futures or forward contracts on foreign currencies) held for less than three months and (c) foreign currencies (or options, futures or forward contracts on such foreign currencies) held for less than three months but only if such currencies (or options, futures or forward contracts) are not directly related to the Portfolio's principal business of investing in stock or securities (or options or futures with respect to stock or securities). As a regulated investment company and provided certain distribution requirements are met, the Portfolio will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. Dividends paid by the Portfolio from taxable investment income and distributions of short-term capital gains will be treated as ordinary income in the hands of the shareholders for federal income tax purposes, whether received in cash or reinvested in additional shares. Distributions of net long-term capital gains will be treated as long-term capital gains in the hands of the shareholders, if certain notice and designation requirements are satisfied, whether paid in cash or reinvested in additional shares, regardless of the length of time the investor has held shares of the Portfolio.

        The Fund has been informed that the separate accounts represented by the Contracts should, for federal income tax purposes, be considered the shareholders of the Portfolio.

        To comply with regulations under Section 817(h) of the Code, the Portfolio will be required to diversify its investments so that on the last day of each calendar quarter no more than 55% of the value of its assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments and no more than 90% is represented by any four investments. Generally, all securities of the same issuer are treated as a single investment. For the purposes of
Section 817(h) of the Code, obligations of the United States Treasury and each U.S. government agency or instrumentality are treated as securities of separate issuers.

        The Treasury Department has indicated that it may issue future pronouncements addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the variable contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the variable contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the variable contract owner's gross income. It is not known what standards will be set forth in such pronouncements or when, if at all, these pronouncements may be issued.

        In the event that rules or regulations are adopted, there can be no assurance that the Portfolio will be able to operate as currently described in this Prospectus, or that the Fund will not have to change the investment goal or investment policies of the Portfolio. While the Portfolio's investment goal is fundamental and may be changed only by a vote of a majority of the Portfolio's outstanding shares, the Fund's Board of Trustees reserves the right to modify the investment policies of the Portfolio as necessary to prevent any such


--------------------------------------------------------------------------------
prospective rules and regulations from causing a Contract owner to be considered the owner of the shares of the Portfolio.

        Refer to the Contract prospectus for information regarding the federal income tax treatment of distributions.


                             MANAGEMENT OF THE FUND
================================================================================

Board of Trustees

        Overall responsibility for management and supervision of the Fund and its portfolios, including the Portfolio, rests with the Fund's Board of Trustees. The Trustees approve all significant agreements between the Fund and the persons or companies that furnish services to the Fund and the Portfolio, including agreements with SBMFM, the Fund's custodian, transfer agent and distributor. The day-to-day operations of the Portfolio are delegated to SBMFM. The identities and backgrounds of the Trustees and officers of the Fund, together with certain additional information about them, are contained in the Statement of Additional Information. By virtue of the responsibilities assumed by SBMFM, the Fund requires no employees other than its executive officers, none of whom devotes full time to the affairs of the Fund.

Investment Advisers and Administrator

        Subject to the supervision and direction of the Fund's Board of Trustees, SBMFM manages the Portfolio in accordance with the Portfolio's goal and stated investment policies, makes investment decisions for the Portfolio, places orders to purchase and sell securities on behalf of the Portfolio and employs professional portfolio managers and securities analysts who provide research services to the Portfolio.

        SBMFM, located at 388 Greenwich Street, New York, New York 10013, provides investment advisory and management services to investment companies affiliated with Holdings. SBMFM renders investment advice to investment companies that had aggregate assets under management as of March 1, 1997, in excess of $80 billion.


                              PORTFOLIO MANAGEMENT
================================================================================

        John G. Goode is Vice President and Investment Officer of the Fund and Chairman and Chief Investment Officer of Davis Skaggs Investment Management division of SBMFM.

        The Fund's management discussion and analysis, and additional performance information regarding the portfolios of the Fund, including the Portfolio, during the fiscal year ended December 31, 1996, is included in the Annual Report dated December 31, 1996. A copy of the Annual Report may be obtained upon request without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.


                          CUSTODIAN AND TRANSFER AGENT
================================================================================

        PNC, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, acts as custodian of the Fund's investments generally.

        First Data Investor Services Group, Inc., located at Exchange Place, Boston, Massachusetts 02109, acts as the Fund's transfer and dividend paying agent.

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14

                                  DISTRIBUTOR
================================================================================

        Smith Barney, a subsidiary of Holdings, located at 388 Greenwich Street, New York, New York, 10013, serves as distributor of the Fund's shares, for which it receives no separate fee from the Fund. Insurance companies offering the Contracts pay Smith Barney for the services it provides and the expenses it bears in distributing the Contracts, including payment of commissions for sales. Insurance companies offering the Contracts will bear certain additional costs in connection with the offering of the Portfolio's shares, including the costs of printing and distributing prospectuses, statements of additional information and sales literature.


                             ADDITIONAL INFORMATION
================================================================================

Formation

        The Fund was organized on May 13, 1991, under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." The Fund is registered with the SEC as a diversified, open-end management investment company, as defined in the 1940 Act. The Fund commenced operations on October 16, 1991, under the name Shearson Series Fund. On October 14, 1994, the Fund changed its name to its current name, Smith Barney Series Fund.

Shares of Beneficial Interest

        The Fund offers shares of beneficial interest of separate series with a par value of $.001 per share. Shares of ten series have been authorized. When matters are submitted for shareholder vote, shareholders of each portfolio will have one vote for each full share owned and proportionate, fractional votes for fractional shares held.

        For a discussion of the rights of Contract owners concerning the voting of shares, please refer to the Contract prospectus. Generally, shares of the Fund vote by individual portfolio on all matters except (a) matters affecting only the interests of more than one of the portfolios, in which case shares of the affected Portfolios would be entitled to vote, or (b) when the 1940 Act requires that shares of the portfolios be voted in the aggregate. All shares of the Fund vote together as one series for the election of Trustees. There will normally be no meetings of shareholders for the purpose of electing Trustees unless less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Any Trustee may be removed from office upon the vote of shareholders holding at least two-thirds of the Fund's outstanding shares at a meeting called for that purpose. The Trustees are required to call such a meeting upon the written request of shareholders holding at least 10% of the Fund's outstanding shares. In addition, shareholders who meet certain criteria will be assisted by the Fund in communicating with other shareholders in seeking the holding of such a meeting.

        The participating life insurance company will send owners of the Contract a semi-annual report and an audited annual report, each of which includes a list of the investment securities held by the Portfolio at the end of the period covered. Contract owners may make inquiries regarding the Portfolio from a representative of the participating life insurance company.


                          THE PORTFOLIO'S PERFORMANCE
================================================================================

Total Return

        From time to time, the Portfolio may advertise its "average annual total return" over various periods of time. Such total return figures show the average percentage change in value of an investment in the Portfolio

--------------------------------------------------------------------------------
from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the Portfolio's shares and assume that any income dividends and/or capital gains distributions made by the Portfolio during the period were reinvested in shares of the Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Portfolio's operations, or on a year-by-year basis). When considering average annual total return figures for periods longer than one year, it is important to note that the Portfolio's annual total return for any one year in the period might have been greater or less than the average for the entire period. The Portfolio also may use "aggregate" total return figures for various periods, representing the cumulative change in value of an investment in the Portfolio for the specific period (again reflecting changes in the Portfolio's share prices and assuming reinvestment of dividends and distributions). Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in value of initial investment, income dividends and capital gains distributions).

        It is important to note that yield and total return figures are based on historical earnings and are not intended to indicate future performance. The Statement of Additional Information describes the method used to determine the Portfolio's yield and total return. Shareholders may make inquiries regarding the Portfolio, including current yield quotations or total return figures, to a Smith Barney Financial Consultant.

        In reports or other communications to shareholders or in advertising material, the Portfolio may compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities, such as the S&P 500, Salomon Brothers World Government Bond Index, Lehman Brothers Government Bond Index and Lehman Brothers Mortgage-Backed Securities Index, with the Consumer Price Index, Dow Jones Industrial Average or NASDAQ, or with investment or savings vehicles. The performance information also may include evaluations of the Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, Mutual Fund Forecaster, The New York Times, Stranger's Investment Advisor, USA Today, U.S. News & World Report and The Wall Street Journal. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Any such advertisement also would include the standard performance information required by the SEC as described above. For these purposes, the performance of the Portfolio, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Portfolio's performance.

        The Portfolio may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by the standard performance information required by the SEC as described above.

        A Contract owner's actual return on its investment in this Portfolio will be affected by Contract charges imposed by the separate accounts of the participating life insurance companies.

--------------------------------------------------------------------------------
        No person has been authorized to give any information or to make any representations other than those contained in this Prospectus, the Statement of Additional Information or the Fund's official sales literature in connection with the offering of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any state in which, or to any person to whom, the offer may not lawfully be made.
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

                                  PROSPECTUS

L 12728                     Smith Barney Series Fund                 SB Ed.4-97